UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2019

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Multi-Asset Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (the “Fed”) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program.

US Treasuries performed well in this environment, with falling yields (and rising prices) for bonds of all maturities. The yield on the bellwether 10-year note fell from 2.69% to 1.92% in 2019, while the two-year issue moved from 2.48% to 1.58%. As a result, the yield curve steepened compared to its level of December 31, 2018. The Treasury market reached its peak in late August, at which point yields began to tick higher as investors factored in improving economic data and the apparently low likelihood of further cuts in the coming year.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high quality investments.

Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Domestic inflation remained tame, mirroring a trend that was in place across the globe. After flirting with the 2% level in late 2018, US core personal consumption expenditure inflation (which excludes food and energy) settled into a range between 1.5% and 1.7% from February onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

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Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles High Income Fund returned 12.52% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 14.32%.

Explanation of Fund Performance

Security selection was the primary source of underperformance for the year. Within convertibles, selected energy holdings weighed on returns. Allocations to securitized issues and defensive reserve-like positions were also detractors as they underperformed higher-yielding securities during the period.

The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) aided relative performance as yields declined over the period. Emerging market credit exposure positively contributed to performance as well, led by basic industry, consumer non-cyclical and government-related names. Finally, security selection within investment grade credit positively impacted performance during the year, most notably holdings of electric, banking and technology issues.

Outlook

We continue to believe we are late in the credit cycle1 rather than at the end of it. Probabilities of a shift to a downturn in the cycle declined over the fourth quarter as the Fed provided additional rate cuts, a phase one deal with China became increasingly likely and odds of a no-deal Brexit declined. We do not see the US economy sliding into recession in 2020. These developments fueled further support for corporate bonds and risk assets, driving valuations up and delivering a strong year for fixed income assets in 2019.

Our macro outlook remains benign and the market backdrop has largely remained supportive. We believe that Fed rate cuts and relatively good news on trade and Brexit will allow the United States to emerge from a third “mini cycle” slow down within this long running late cycle phase without a recession. We expect global manufacturing to continue to improve into 2020 as uncertainty regarding global trade declines. We anticipate that slow, but positive, global growth will continue and that this will help support mid-single digit corporate profit growth and allow for reasonably strong corporate credit metrics in 2020.

We expect the US Fed to remain on hold for most, if not all, of 2020. Inflation remains well contained. Overall yield levels in the United States should remain within current established ranges, although there could be some modest upward pressure on yields should the global macro environment firm more quickly on better-than-expected news on the trade front. From a duration perspective, we remain modestly short relative to the broad market. Nonetheless, global developed market yields will likely remain low and relatively high US yields should be a supportive technical factor for US bonds.

The double-barreled market rally of lower yields and tighter spreads has pushed valuations on corporate bonds higher. High yield and investment grade corporate bond risk premiums declined over the course of 2019. While we believe that the global demand for yield and a continued late cycle environment can support spreads at current levels, we expect returns to be

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LOOMIS SAYLES HIGH INCOME FUND

based more on carry in 2020. We believe corporate credit quality will continue to marginally decline but not enough to cause a dramatic move wider in spreads or a large uptick in corporate defaults. That said, we retain a cautious and “up in quality” bias. By historic standards we have less exposure to high yield bonds than usual, while retaining relatively high liquidity which can be deployed should opportunities develop within the sector.

We continue to strive for positive issue selection through our credit research efforts. Our portfolios are dominated by credits we believe are attractively priced relative to the credit quality we assign them. Communications and cable and media issues account for the bulk of this exposure, along with select areas within consumer cyclical. We believe that opportunities for positive carry in emerging market corporate bonds could expand should global growth strengthen. While we have pulled back some of our energy exposure, we believe sentiment regarding the sector has become too negative relative to the actual fundamentals. Accordingly, we believe there is upside potential for some of our best picks in this sector.

We also remain comfortable with the securitized sector, which largely lagged the bigger moves in other fixed income sectors in 2019. We still like the defensive nature of the sector based on good carry for higher quality.

Overall, we believe that the large rally seen in 2019 presents a challenge to fixed income return potential in 2020. However, some of those same market drivers could provide support as we enter a new year. These include global demand for yield, reduced uncertainty on global trade and Brexit, and positive global growth. The late cycle environment is likely to continue. We remain focused on maintaining favorable carry/yield, seeking to identify attractively priced bonds and retaining the liquidity and flexibility to adapt should the benign market conditions deteriorate.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2009 through December 31, 2019

3  |

Average Annual Total Returns — December 31, 20193

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	12.52%	4.84%	6.56%	—%	1.02%	0.75%

Class A (Inception 2/22/84)
NAV	11.94	4.51	6.25	—	1.27	1.00
With 4.25% Maximum Sales Charge	7.11	3.61	5.79	—

Class C (Inception 3/2/98)
NAV	11.32	3.76	5.46	—	2.02	1.75
With CDSC[1]	10.32	3.76	5.46	—

Class N (Inception 11/30/16)
NAV	12.28	—	—	5.86	0.89	0.70

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	14.32	6.13	7.57	6.80

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (the “Fed”) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program.

US Treasuries performed well in this environment, with falling yields (and rising prices) for bonds of all maturities. The yield on the bellwether 10-year note fell from 2.69% to 1.92% in 2019, while the two-year issue moved from 2.48% to 1.58%. As a result, the yield curve steepened compared to its level of December 31, 2018. The Treasury market reached its peak in late August, at which point yields began to tick higher as investors factored in improving economic data and the apparently low likelihood of further cuts in the coming year.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high quality investments.

Lower-quality corporate debt also rallied in 2019 as the search for yield continued. The category was boosted by broad strength across higher-risk assets, an accommodative Fed and a benign economic outlook for 2020.

Domestic inflation remained tame, mirroring a trend that was in place across the globe. After flirting with the 2% level in late 2018, US core personal consumption expenditure inflation (which excludes food and energy) settled into a range between 1.5% and 1.7% from February onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

5  |

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 9.04% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 9.71%.

Explanation of Fund Performance

The Fund’s overall shorter-than-benchmark positioning with respect to duration weighed on return as interest rates declined over the period. Exposure to securitized issues had the largest negative impact on relative performance as the sector lagged both corporate credit and Treasuries. Additionally, holdings of defensive reserve-like positions detracted as these underperformed higher-yielding issues during the period.

A significant underweight to US Treasuries bolstered relative performance. An allocation to high yield corporate credit positively impacted performance during the year, aided by consumer non-cyclical, energy and banking names. Emerging market credit exposure also generated positive relative return, with metals & mining and government-related issues as top performers.

Outlook

We continue to believe we are late in the credit cycle1 rather than at the end of it. Probabilities of a shift to a downturn in the cycle declined over the fourth quarter as the Fed provided additional rate cuts, a phase one deal with China became increasingly likely and odds of a no-deal Brexit declined. We do not see the US economy sliding into recession in 2020. These developments fueled further support for corporate bonds and risk assets, driving valuations up and delivering a strong year for fixed income assets in 2019.

Our macro outlook remains benign and the market backdrop has largely remained supportive. We believe that Fed rate cuts and relatively good news on trade and Brexit will allow the US to emerge from a third “mini cycle” slow down within this long running late cycle phase without a recession. We expect global manufacturing to continue to improve into 2020 as uncertainty regarding global trade declines. We anticipate that slow, but positive, global growth will continue and that this will help support mid-single digit corporate profit growth and allow for reasonably strong corporate credit metrics in 2020.

We expect the Fed to remain on hold for most, if not all, of 2020. Inflation remains well contained. Overall yield levels in the United States should remain within current established ranges, although there could be some modest upward pressure on yields should the global macro environment firm more quickly on better-than-expected news on the trade front. From a duration perspective, we remain modestly short relative to the broad market. Nonetheless, global developed market yields will likely remain low and relatively high US yields should be a supportive technical factor for US bonds.

The double-barreled market rally of lower yields and tighter spreads has pushed valuations on corporate bonds higher. High yield and investment grade corporate bond risk premiums declined over the course of 2019. While we believe that the global demand for yield and a continued late cycle environment can support spreads at current levels, we expect returns to be

|  6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

based more on carry in 2020. We believe corporate credit quality will continue to marginally decline but not enough to cause a dramatic move wider in spreads or a large uptick in corporate defaults. That said, we retain a cautious and “up in quality” bias. By historic standards we have less exposure to high yield bonds than usual, while retaining relatively high liquidity which can be deployed should opportunities develop within the sector.

We continue to strive for positive issue selection through our credit research efforts. Our portfolios are dominated by credits we believe are attractively priced relative to the credit quality we assign them. Communications and cable and media issues account for the bulk of this exposure, along with select areas within consumer cyclical. We believe that opportunities for positive carry in emerging market corporate bonds could expand should global growth strengthen. While we have pulled back some of our energy exposure, we believe sentiment regarding the sector has become too negative relative to the actual fundamentals. Accordingly, we believe there is upside potential for some of our best picks in this sector.

We also remain comfortable with the securitized sector, which largely lagged the bigger moves in other fixed income sectors in 2019. We still like the defensive nature of the sector based on good carry for higher quality.

Overall, we believe that the large rally seen in 2019 presents a challenge to fixed income return potential in 2020. However, some of those same market drivers could provide support as we enter a new year. These include global demand for yield, reduced uncertainty on global trade and Brexit, and positive global growth. The late cycle environment is likely to continue. We remain focused on maintaining favorable carry/yield, seeking to identify attractively priced bonds and retaining the liquidity and flexibility to adapt should the benign market conditions deteriorate.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2009 through December 31, 2019

7  |

Average Annual Total Returns — December 31, 20194

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	9.04%	3.16%	5.06%	—%	0.57%	0.51%

Class A (Inception 12/31/96)
NAV	8.78	2.90	4.79	—	0.82	0.76
With 4.25% Maximum Sales Charge	4.14	2.01	4.33	—

Class C (Inception 9/12/03)
NAV	7.94	2.12	4.01	—	1.57	1.51
With CDSC[2]	6.94	2.12	4.01	—

Class N (Inception 2/1/13)
NAV	9.11	3.25	—	3.20	0.48	0.46

Admin Class (Inception 2/1/10)[1]
NAV	8.43	2.67	4.54	—	1.07	1.01

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	9.71	3.23	3.96	2.97

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Managers	Symbols

Thomas Fahey	Class A	IIDPX

Kevin Kearns	Class C	CIDPX

Maura Murphy, CFA®	Class N	LMINX

Loomis, Sayles & Company, L.P.	Class Y	YIDPX

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Subdued inflation has allowed central banks to maintain largely accommodative policies, which have supported risk assets. The US Federal Reserve’s (the “Fed”) indication that it will pause has given way to the expectation of yields to be tightly range bound.

Despite persistently soft data, some signs have been seen to indicate that the manufacturing slowdown may be bottoming out. Easy monetary policy has largely been used to counteract anemic global growth encumbered by the manufacturing slowdown.

Risk assets have been supported by the macro risk landscape softening in several regards since the end of the previous year. Central banks have shown a willingness to continue economic stimulus through monetary policy. The likelihood of a no deal Brexit appears to have diminished with negotiations spanning multiple Brexit deadlines. Trade negotiations between China and the US seem to have taken on a less tenuous tone; suggesting a lower probability of escalation and higher probability of a “phase one” agreement being reached.

Performance Results

For the 12 months ended December 31, 2019, Class Y shares of the Loomis Sayles Multi-Asset Income Fund returned 15.80% at net asset value. The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72%.

Explanation of Fund Performance

Our allocation to US dividend-paying equities provided the largest positive contribution to performance for the year. During the period, markets remained focused on the direction of the US/China trade negotiations, the state of the Chinese economy and central bank policy in response to anemic growth and soft manufacturing data. Equity markets were assisted by a Fed that remained largely supportive throughout the year.

Our allocation to preferred stock benefited from a strong equity market and accommodative central bank policy throughout the period. In addition, the Fund’s focus on financial issues within preferreds added to the performance.

Exposure to emerging market fixed income assets aided performance despite a strong dollar. The perceived softening of Chinese trade-related macro risks buoyed the asset class. There remains a concern that a protracted trade conflict between the United States and

9  |

China could exacerbate the global growth slowdown and increase pressure on export-driven economies. The focus within emerging markets remains on China regarding both its trade relations with the US and its pace of growth. Within the portfolio, the most significant contributions came from our Brazilian, Qatari and South African exposures.

An allocation to bank loan assets was the largest detractor during the year. The accommodative tack taken by the Fed throughout the year created headwinds for floating rate instruments. Within the portfolio, energy issues had the largest negative impact on performance.

Outlook

While near-term downside risks remain present, we expect to exit the manufacturing slowdown without an economy-wide recession. This view hinges on the idea that the Fed will remain supportive and continue accommodative monetary policy. We project the Fed to remain on hold for the next twelve months. Chair Powell has indicated that a rate cut is unlikely in the near term, barring any significant, unexpected increase in inflation acceleration.

We maintain our cautious outlook on risk sentiment. While the Fed appears likely to continue to maintain an accommodative monetary policy, China’s economic recovery is faltering and risk related to the United States/China trade war remains despite an increased likelihood of a phase one agreement. Markets will remain focused on Chinese stimulus as a potential catalyst for global growth. So far, however, Chinese policy makers have been reluctant to utilize all options available, instead favoring an incremental approach that emphasizes leverage stabilization.

Despite some volatility, the US dollar has essentially traded within a range. We expect a continuation of this theme, which should be supportive for risk assets in general. While there was some dollar weakening during October, we haven’t seen much of a breakout in either direction since. The perception of softening risks related to United States/China trade has caused the dollar’s recent bid as a safe-haven to largely evaporate. Volatility shocks and weakening risk appetite are factors that could prove constructive for the dollar.

The fund closed as of February 3, 2020, and as it closed, primary consideration was given to clients and their interests. There was no unusual market action that affected our trading of the portfolio during liquidation. All fund assets were subsequently redeemed or distributed to fund shareholders.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,5,6

December 31, 2009 through December 31, 2019

Top Ten Holdings as of December 31, 2019

	Security Name	% of Assets
1	Alerian MLP ETF	5.06%
2	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	2.41
3	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%	2.30
4	Apple, Inc.	1.98
5	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%	1.92
6	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%	1.87
7	Banco BTG Pactual SA, (fixed rate to 2/15/2024, variable rate thereafter), 7.750%, 2/15/2029	1.86
8	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%	1.85
9	Microsoft Corp.	1.76
10	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 11/16/2027, variable rate thereafter), 6.125%	1.43

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20195,6

				Life of	Expense Ratios[7]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/3/12)[1]
NAV	15.80%	5.18%	8.13%	—%	0.89%	0.75%

Class A (Inception 11/17/05)
NAV	15.39	4.92	7.98	—	1.14	1.00
With 4.25% Maximum Sales Charge	10.51	4.00	7.52	—

Class C (Inception 11/17/05)
NAV	14.59	4.14	7.18	—	1.89	1.75
With CDSC[2]	13.59	4.14	7.18	—

Class N (Inception 8/31/15)
NAV	15.86	—	—	6.98	1.38	0.70

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	8.72	3.05	3.75	3.40
S&P 500® Index[4]	31.49	11.70	13.56	14.32

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Prior to the stock market close August 31, 2015, the Fund had multiple subadvisers. The performance results shown above for the periods prior to the stock market close August 31, 2015 reflect results achieved by those subadvisers using different investment strategies.

7

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,022.20	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,020.50	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,023.80	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,026.00	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,024.40	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Class C
Actual	$1,000.00	$1,020.60	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Class N
Actual	$1,000.00	$1,026.00	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35
Class Y
Actual	$1,000.00	$1,025.70	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.64	$2.60
Admin Class
Actual	$1,000.00	$1,023.20	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.76%, 1.51%, 0.46%, 0.51% and 1.01% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

15  |

LOOMIS SAYLES MULTI-ASSET INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Class A
Actual	$1,000.00	$1,055.70	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,052.60	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,057.70	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,057.50	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  16

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.6% of Net Assets
Non-Convertible Bonds — 87.8%
	ABS Home Equity — 0.2%
$70,254	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$73,692
53,688	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	53,667
159,769	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.094%, 9/19/2045(a)	130,510

		257,869

	Aerospace & Defense — 2.4%
740,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	739,778
638,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	700,218
383,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	475,839
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	61,056
365,000	Signature Aviation U.S. Holdings, Inc., 4.000%, 3/01/2028, 144A	359,999
1,155,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	1,250,415

		3,587,305

	Airlines — 0.5%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	565,233
200,000	Latam Finance Ltd., 7.000%, 3/01/2026, 144A	216,502

		781,735

	Automotive — 1.2%
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	199,631
510,000	Allison Transmission, Inc., 5.875%, 6/01/2029, 144A	558,450
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	297,825
255,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	235,875
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	119,600
420,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	383,250

		1,794,631

	Banking — 3.0%
700,000	Ally Financial, Inc., 3.875%, 5/21/2024	733,250
1,730,000	Ally Financial, Inc., 4.625%, 3/30/2025	1,872,725
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	542,594
120,000	CIT Group, Inc., 4.125%, 3/09/2021	122,263
425,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	400,563
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	493,864
265,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	286,848

		4,452,107

	Building Materials — 2.2%
280,000	American Builders & Contractors Supply Co., Inc., 4.000%, 1/15/2028, 144A	284,200
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	236,327
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	380,625
420,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	435,750

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Building Materials — continued
$445,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	$467,250
360,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	370,620
160,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	163,600
110,000	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 7/15/2023	111,788
685,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	714,969

		3,165,129

	Cable Satellite — 9.2%
2,700,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	2,748,681
450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	464,625
405,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	433,350
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	912,592
1,360,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,460,436
390,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	434,850
415,000	DISH DBS Corp., 7.750%, 7/01/2026	439,647
70,000	Intelsat Jackson Holdings S.A., 5.500%, 8/01/2023	60,133
195,000	Intelsat Jackson Holdings S.A., 8.500%, 10/15/2024, 144A	177,612
430,000	Intelsat Jackson Holdings S.A., 9.750%, 7/15/2025, 144A	397,750
355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	374,525
1,400,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	1,498,518
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	272,950
1,070,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	1,132,862
2,570,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,730,625

		13,539,156

	Chemicals — 1.3%
1,510,000	Hercules LLC, 6.500%, 6/30/2029	1,593,050
245,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	265,301

		1,858,351

	Construction Machinery — 0.8%
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	632,282
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	16,069
235,000	United Rentals North America, Inc., 5.875%, 9/15/2026	252,096
195,000	United Rentals North America, Inc., 6.500%, 12/15/2026	214,317

		1,114,764

	Consumer Cyclical Services — 1.2%
350,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	395,500
180,000	Staples, Inc., 7.500%, 4/15/2026, 144A	186,750
680,000	Uber Technologies, Inc., 7.500%, 11/01/2023, 144A	710,600
345,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	353,949
150,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	156,375

		1,803,174

	Consumer Products — 0.2%
115,000	Mattel, Inc., 5.875%, 12/15/2027, 144A	121,181
175,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	183,313

		304,494

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — 3.2%
$125,000	AES Corp. (The), 5.125%, 9/01/2027	$133,438
479,000	AES Corp. (The), 5.500%, 4/15/2025	495,262
150,000	AES Corp. (The), 6.000%, 5/15/2026	159,750
1,105,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,127,874
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,762,972
1,055,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	1,048,319

		4,727,615

	Finance Companies — 3.2%
820,000	Navient Corp., 6.500%, 6/15/2022	888,675
315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	308,700
1,305,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	1,350,675
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	733,962
185,000	Springleaf Finance Corp., 6.875%, 3/15/2025	210,438
700,000	Springleaf Finance Corp., 7.125%, 3/15/2026	809,340
405,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023, 144A	421,795

		4,723,585

	Financial Other — 1.5%
745,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024, 144A	765,487
635,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027, 144A	649,370
465,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	492,212
330,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	365,475

		2,272,544

	Food & Beverage — 2.2%
245,000	BRF S.A., 4.875%, 1/24/2030, 144A	252,659
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	341,550
285,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	306,118
385,000	Marfrig Holdings Europe BV, Class B, 8.000%, 6/08/2023, 144A	401,081
250,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	270,753
225,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	240,469
280,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	289,416
540,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	583,875
550,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	589,875

		3,275,796

	Gaming — 1.8%
375,000	Boyd Gaming Corp., 4.750%, 12/01/2027, 144A	389,531
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	188,289
200,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029, 144A	205,187
210,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	218,925
345,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.750%, 2/01/2027, 144A	384,675
380,000	MGM Resorts International, 7.750%, 3/15/2022	425,125
155,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	166,238

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Gaming — continued
$160,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	$173,600
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	255,127
215,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	230,588

		2,637,285

	Government Owned – No Guarantee — 1.0%
550,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	620,400
225,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	263,925
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	631,900

		1,516,225

	Health Insurance — 0.8%
630,000	Centene Corp., 4.250%, 12/15/2027, 144A	648,112
290,000	Centene Corp., 4.625%, 12/15/2029, 144A	304,892
210,000	Centene Corp., 4.750%, 1/15/2025, 144A	218,133

		1,171,137

	Healthcare — 6.0%
590,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	598,850
160,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	164,800
350,000	Encompass Health Corp., 4.500%, 2/01/2028	362,688
365,000	Encompass Health Corp., 4.750%, 2/01/2030	378,688
170,000	HCA, Inc., 7.050%, 12/01/2027	201,450
655,000	HCA, Inc., 7.500%, 12/15/2023	741,787
145,000	HCA, Inc., 7.500%, 11/06/2033	182,700
590,000	HCA, Inc., 7.690%, 6/15/2025	710,950
480,000	HCA, Inc., 8.360%, 4/15/2024	583,200
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	979,900
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	612,850
95,000	Hill Rom Holdings, Inc., 4.375%, 9/15/2027, 144A	97,731
275,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	283,938
140,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	148,400
200,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	211,000
715,000	MPH Acquisition Holdings LLC, 7.125%, 6/01/2024, 144A	691,762
850,000	Polaris Intermediate Corp., 9.250% PIK or 8.500% Cash, 12/01/2022, 144A(b)	791,562
725,000	Tenet Healthcare Corp., 4.625%, 7/15/2024	742,219
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	401,700

		8,886,175

	Home Construction — 1.7%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 2/27/2022, 144A(e)(f)(h)	—
230,000	KB Home, 4.800%, 11/15/2029	235,175
800,000	Lennar Corp., 4.750%, 5/30/2025	860,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,262,775
185,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	201,650

		2,559,600

	Independent Energy — 4.8%
460,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	488,750
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	623,350

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$1,025,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	$667,336
90,000	California Resources Corp., 5.500%, 9/15/2021(c)(d)	42,300
41,000	California Resources Corp., 6.000%, 11/15/2024(c)(d)	12,300
950,000	California Resources Corp., 8.000%, 12/15/2022, 144A(c)(d)	424,717
425,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	442,000
195,000	Denbury Resources, Inc., 7.750%, 2/15/2024, 144A	172,575
375,000	Gulfport Energy Corp., 6.000%, 10/15/2024	266,250
595,000	Gulfport Energy Corp., 6.375%, 5/15/2025	377,825
365,000	Gulfport Energy Corp., 6.375%, 1/15/2026	226,300
690,000	Montage Resources Corp., 8.875%, 7/15/2023	636,525
302,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	290,675
685,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	688,425
175,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	180,031
320,000	SM Energy Co., 5.000%, 1/15/2024	304,800
425,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	212,500
50,000	Viper Energy Partners LP, 5.375%, 11/01/2027, 144A	52,000
405,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	383,130
50,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	42,085
805,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	548,591

		7,082,465

	Industrial Other — 0.1%
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	138,938

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	208,404

	Leisure — 0.4%
330,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	341,550
300,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	304,125

		645,675

	Life Insurance — 0.3%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	376,550

	Local Authorities — 0.2%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	134,875
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	114,750

		249,625

	Lodging — 1.2%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	152,813
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	775,762
565,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028, 144A	578,419
60,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	65,325
255,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	255,637

		1,827,956

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — 3.5%
$735,000	AMC Networks, Inc., 4.750%, 8/01/2025	$737,756
720,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	728,317
120,000	Gray Television, Inc., 5.125%, 10/15/2024, 144A	124,500
275,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	281,875
99,931	iHeartCommunications, Inc., 6.375%, 5/01/2026	108,425
346,125	iHeartCommunications, Inc., 8.375%, 5/01/2027	382,468
395,000	Meredith Corp., 6.875%, 2/01/2026	410,682
740,000	Netflix, Inc., 4.875%, 4/15/2028	768,638
390,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	415,342
105,000	Nexstar Broadcasting, Inc., 5.625%, 7/15/2027, 144A	110,649
805,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/2022, 144A	808,019
120,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	122,100
170,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	179,775

		5,178,546

	Metals & Mining — 2.7%
60,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	63,000
190,000	Commercial Metals Co., 4.875%, 5/15/2023	197,600
665,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	666,663
835,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	845,437
200,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	207,056
210,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	214,725
840,000	FMG Resources (August 2006) Pty Ltd., 4.750%, 5/15/2022, 144A	867,300
370,000	FMG Resources (August 2006) Pty Ltd., 5.125%, 5/15/2024, 144A	393,125
435,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	477,413

		3,932,319

	Midstream — 3.7%
385,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	304,150
205,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	165,537
435,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	352,350
1,265,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	1,321,723
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	136,663
350,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	350,000
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	171,391
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	744,056
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	832,150
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	95,950
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	646,400
255,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030, 144A	262,012

		5,382,382

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
$100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.240%, 11/15/2031, 144A(a)(c)(d)	$99,782
225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.240%, 11/15/2031, 144A(a)(c)(d)	224,270
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	959,114
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 5.240%, 11/15/2027, 144A(a)(c)(d)	322,911
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 6.140%, 11/15/2027, 144A(a)(c)(e)(f)	325,435
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(g)	107,207

		2,038,719

	Oil Field Services — 1.8%
935,000	McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.625%, 5/01/2024, 144A(c)(d)(h)	79,475
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	57,970
1,145,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,090,612
360,450	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	368,560
22,250	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	22,806
196,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	201,880
695,000	Transocean Sentry Ltd., 5.375%, 5/15/2023, 144A	707,162
175,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	172,813

		2,701,278

	Packaging — 0.3%
370,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(b)	382,562

	Pharmaceuticals — 3.9%
400,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	410,556
395,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	409,615
53,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	53,265
36,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	36,315
220,000	Bausch Health Cos., Inc., 6.125%, 4/15/2025, 144A	227,311
170,000	Bausch Health Cos., Inc., 9.000%, 12/15/2025, 144A	193,324
280,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	289,800
600,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 2/01/2025, 144A	404,628
445,000	Mylan NV, 5.250%, 6/15/2046	500,519
75,000	Mylan, Inc., 5.200%, 4/15/2048	83,973
150,000	Mylan, Inc., 5.400%, 11/29/2043	166,238
1,065,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	986,020
65,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	54,112
2,155,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,551,600
405,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025, 144A	416,016

		5,783,292

	Property & Casualty Insurance — 0.6%
45,000	AmWINS Group, Inc., 7.750%, 7/01/2026, 144A	49,731
780,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	774,150

		823,881

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Refining — 0.8%
$405,000	Parkland Fuel Corp., 5.875%, 7/15/2027, 144A	$435,521
635,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	670,750

		1,106,271

	REITs – Diversified — 0.3%
395,000	iStar, Inc., 5.250%, 9/15/2022	405,369

	REITs – Hotels — 0.7%
350,000	Service Properties Trust, 4.750%, 10/01/2026	359,056
715,000	Service Properties Trust, 4.350%, 10/01/2024	734,794

		1,093,850

	REITs – Mortgage — 0.7%
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	747,000
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	258,506

		1,005,506

	REITs – Regional Malls — 0.5%
695,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.750%, 5/15/2026, 144A	733,225

	Restaurants — 1.0%
400,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	401,000
890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	918,925
110,000	Yum Brands, Inc., 4.750%, 1/15/2030, 144A	115,225

		1,435,150

	Retailers — 2.2%
830,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	856,975
820,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	831,275
480,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	508,200
505,000	J.C. Penney Corp., Inc., 5.875%, 7/01/2023, 144A	433,038
105,000	Murphy Oil USA, Inc., 4.750%, 9/15/2029	110,887
385,000	PetSmart, Inc., 7.125%, 3/15/2023, 144A	377,300
125,000	William Carter Co. (The), 5.625%, 3/15/2027, 144A	134,375

		3,252,050

	Technology — 5.4%
335,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	344,213
120,000	CDK Global, Inc., 5.250%, 5/15/2029, 144A	128,700
595,000	CDW LLC/CDM Finance Corp., 4.250%, 4/01/2028	624,006
825,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	775,500
100,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	100,113
1,455,000	CommScope, Inc., 5.500%, 3/01/2024, 144A	1,516,837
620,000	Dun & Bradstreet Corp. (The), 6.875%, 8/15/2026, 144A	684,325
690,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	700,902
140,000	MSCI, Inc., 4.000%, 11/15/2029, 144A	141,925
865,000	Nokia Oyj, 4.375%, 6/12/2027	901,762
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	203,300

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	$282,219
590,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	629,825
900,000	Western Digital Corp., 4.750%, 2/15/2026	938,250

		7,971,877

	Transportation Services — 0.2%
275,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	244,778

	Treasuries — 0.5%
715,000	U.S. Treasury Note, 2.125%, 5/31/2021	720,167

	Wireless — 4.2%
1,000,000	Altice Luxembourg S.A., 10.500%, 5/15/2027, 144A	1,140,050
200,000	Bharti Airtel Ltd., 4.375%, 6/10/2025	203,682
345,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	358,862
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	209,702
200,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	220,658
810,000	Sprint Capital Corp., 6.875%, 11/15/2028	872,775
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	24,275
890,000	Sprint Corp., 7.125%, 6/15/2024	960,087
650,000	Sprint Corp., 7.250%, 9/15/2021	687,375
1,085,000	Sprint Corp., 7.875%, 9/15/2023	1,197,113
315,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	322,875

		6,197,454

	Wirelines — 2.7%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	133,457
555,000	Frontier Communications Corp., 8.000%, 4/01/2027, 144A	579,975
725,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	734,062
755,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	772,969
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	142,176
1,485,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/2025, 144A	1,425,600
505,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(h)	196,950

		3,985,189

	Total Non-Convertible Bonds (Identified Cost $127,159,786)	129,332,155

Convertible Bonds — 5.8%
	Cable Satellite — 1.3%
1,515,000	DISH Network Corp., 2.375%, 3/15/2024	1,383,346
580,000	DISH Network Corp., 3.375%, 8/15/2026	557,902

		1,941,248

	Diversified Manufacturing — 0.5%
755,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	728,818

	Independent Energy — 0.4%
645,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	307,267
325,000	PDC Energy, Inc., 1.125%, 9/15/2021	305,156
31,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	30,259

		642,682

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — 0.5%
$510,000	Nabors Industries, Inc., 0.750%, 1/15/2024	$382,184
395,000	Oil States International, Inc., 1.500%, 2/15/2023	354,552

		736,736

	Pharmaceuticals — 1.9%
1,530,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,616,443
220,000	Dermira, Inc., 3.000%, 5/15/2022	202,586
230,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	245,390
275,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	277,292
330,000	PTC Therapeutics, Inc., 3.000%, 8/15/2022	380,682

		2,722,393

	Technology — 1.2%
625,000	Avaya Holdings Corp., 2.250%, 6/15/2023	550,856
655,000	CalAmp Corp., 2.000%, 8/01/2025	544,403
245,000	Palo Alto Networks, Inc., 0.750%, 7/01/2023	270,233
340,000	Pure Storage, Inc., 0.125%, 4/15/2023	337,162

		1,702,654

	Total Convertible Bonds (Identified Cost $8,963,204)	8,474,531

	Total Bonds and Notes (Identified Cost $136,122,990)	137,806,686

Senior Loans — 1.4%
	Media Entertainment — 0.1%
215,643	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 5.691%, 5/01/2026(a)	217,170

	Retailers — 0.6%
921,922	J.C. Penney Corp., Inc., 2016 Term Loan B, 3-month LIBOR + 4.250%, 6.159%, 6/23/2023(a)	810,425

	Transportation Services — 0.7%
1,026,589	Uber Technologies, Inc., 2018 Term Loan, 1-month LIBOR + 4.000%, 5.745%, 4/04/2025(a)	1,023,653

	Total Senior Loans (Identified Cost $2,127,859)	2,051,248

Loan Participations — 0.3%
	ABS Other — 0.3%
397,714	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (Identified Cost $396,837)	398,373

Shares
Preferred Stocks — 1.6%
	Food & Beverage — 1.5%
21,381	Bunge Ltd., 4.875%	2,201,691

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Midstream — 0.1%
988	Chesapeake Energy Corp., 5.750%(c)(d)(f)	$169,412
20	Chesapeake Energy Corp., 5.750%, 144A(c)(d)(f)	3,430
137	Chesapeake Energy Corp., 5.750%(c)(d)(f)	23,508

		196,350

	Total Preferred Stocks (Identified Cost $2,900,221)	2,398,041

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(c)(e)(f)(i) (Identified Cost $1,000,000)	864,000

Common Stocks — 0.4%
	Chemicals — 0.1%
12,177	Hexion Holdings Corp., Class B(j)	155,257

	Media — 0.3%
41,970	Clear Channel Outdoor Holdings, Inc.(j)	120,034
17,670	iHeartMedia, Inc., Class A(j)	298,623

		418,657

	Oil, Gas & Consumable Fuels — 0.0%
3,650	Halcon Resources Corp.(c)(e)(f)(j)	52,304

	Total Common Stocks (Identified Cost $1,412,096)	626,218

Principal Amount
Short-Term Investments — 0.6%
$924,835	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $924,882 on 1/02/2020 collateralized by $900,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $945,191 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $924,835)	924,835

	Total Investments — 98.5% (Identified Cost $144,884,838)	145,069,401
	Other assets less liabilities — 1.5%	2,257,583

	Net Assets — 100.0%	$147,326,984

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(b)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2019, interest payments were made in cash.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $1,646,883 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles High Income Fund – (continued)

(e)	Fair valued by the Fund’s adviser. At December 31, 2019, the value of these securities amounted to $1,241,739 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(g)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Securities subject to restriction on resale. At December 31, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	12/20/2016	$1,000,000	$864,000	0.6%

(j)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $82,598,504 or 56.1% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2019

Cable Satellite	10.5%
Technology	6.6
Healthcare	6.0
Pharmaceuticals	5.8
Independent Energy	5.2
Wireless	4.2
Midstream	3.8
Food & Beverage	3.7
Media Entertainment	3.6
Electric	3.2
Finance Companies	3.2
Banking	3.0
Retailers	2.8
Wirelines	2.7
Metals & Mining	2.7
Aerospace & Defense	2.4
Oil Field Services	2.3
Building Materials	2.2
Other Investments, less than 2% each	24.0
Short-Term Investments	0.6

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.7% of Net Assets
Non-Convertible Bonds — 93.9%
	ABS Car Loan — 7.6%
$6,688,850	Ally Auto Receivables Trust, Series 2017-3, Class A3, 1.740%, 9/15/2021	$6,684,620
16,590,000	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023	16,794,882
13,085,000	Ally Auto Receivables Trust, Series 2019-4, Class A3, 1.840%, 6/17/2024	13,060,610
7,865,000	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	7,850,543
1,965,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,046,347
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	10,981,783
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	26,584,971
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,475,541
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,757,921
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)(b)	14,117,199
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	5,915,195
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,318,994
5,122,000	CPS Auto Receivables Trust , Series 2019-D, Class D, 2.720%, 9/15/2025, 144A	5,100,904
13,965,000	CPS Auto Receivables Trust, Series 2019-A, Class D, 4.350%, 12/16/2024, 144A	14,424,842
1,800,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	1,825,684
23,320,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)(b)	24,091,624
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,769,307
16,395,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	16,880,684
3,700,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	3,787,872
10,760,000	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	10,990,159
3,950,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	4,005,320
3,400,000	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	3,401,958
3,790,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,860,700
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,576,674
1,549,198	Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.690%, 11/15/2021	1,547,673
15,246,806	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.030%, 11/15/2022	15,372,022
8,555,000	GLS Auto Receivables Trust, Series 2019-A, Class C, 3.540%, 2/18/2025, 144A	8,697,608
3,218,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.810%, 12/16/2022	3,244,805
2,000,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A3, 3.020%, 5/16/2023	2,024,540
15,645,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/2023	15,859,937

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$810,236	Honda Auto Receivables Owner Trust, Series 2016-4, Class A3, 1.210%, 12/18/2020	$809,602
857,354	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.680%, 8/16/2021	856,558
3,925,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.870%, 9/15/2023	3,919,858
28,000,000	Honda Auto Receivables Owner Trust, Series 2018-4, Class A3, 3.160%, 1/17/2023	28,459,970
5,925,000	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023	6,015,848
6,655,000	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	6,657,644
2,685,000	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021	2,683,427
27,665,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	28,338,048
6,995,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	7,130,455
8,455,000	Santander Drive Auto Receivables Trust, Series 2019-H13, Class D, 2.680%, 10/15/2025	8,423,722
4,936,517	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.760%, 7/15/2021	4,933,575
12,473,250	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3, 1.930%, 1/18/2022	12,471,431
25,405,559	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.350%, 5/16/2022	25,471,977
1,981,871	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2A, 2.770%, 8/16/2021	1,986,058
15,495,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class D, 3.670%, 3/15/2024, 144A	15,792,079

		423,001,171

	ABS Credit Card — 1.7%
14,559,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	14,558,339
10,434,000	American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023	10,449,952
3,000,000	American Express Credit Account Master Trust, Series 2018-1, Class A, 2.670%, 10/17/2022	3,004,616
8,000,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	8,173,779
25,135,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.080%, 3/15/2023	25,152,127
6,170,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023	6,176,529
11,730,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024	11,967,846
7,915,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022	7,913,172

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$10,366,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.920%, 4/07/2022	$10,365,443

		97,761,803

	ABS Home Equity — 4.7%
15,451,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	16,634,191
12,875,000	AMSR Trust, Series 2019-SFR1, Class A, 2.774%, 1/19/2039, 144A	12,869,361
6,077,236	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(c)	6,063,651
1,579,142	Bayview Opportunity Master Fund Trust, Series 2019-RN1, Class A1, 4.090%, 2/28/2034, 144A(c)	1,576,799
1,401,782	Bayview Opportunity Master Fund Trust, Series 2019-RN2, Class A1, 3.967%, 3/28/2034, 144A(c)	1,403,222
6,075,000	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 2.806%, 11/16/2066, 144A(d)	6,076,567
5,466,450	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	5,472,867
7,838,772	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(c)	8,003,802
5,513,144	Colony American Finance Ltd., Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,510,491
2,929,000	Colony American Finance Ltd., Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	2,911,078
2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	2,612,904
7,702,256	GCAT Trust, Series 2019-3, Class A1, 3.352%, 10/25/2049, 144A(c)	7,693,564
9,039,363	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(c)	9,028,412
948,753	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.360%, 8/25/2060, 144A(d)	947,210
1,835,670	Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064, 144A	1,812,163
1,630,371	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3-month LIBOR + 0.360%, 2.361%, 10/15/2054, 144A(d)	1,629,309
2,902,375	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,865,615
2,628,289	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,575,723
3,050,000	Invitation Homes Trust, Series 2018-SFR4, Class D, 1-month LIBOR + 1.650%, 3.387%, 1/17/2038, 144A(d)	3,061,402
4,008,333	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.669%, 12/22/2069, 144A(d)	4,019,208
7,020,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(c)	7,047,961
9,486,722	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(c)	9,493,732
4,116,300	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	4,149,776

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$12,061,613	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(c)	$12,122,192
5,005,300	Mill City Mortgage Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(c)	5,097,741
6,695,495	Onslow Bay Financial LLC , Series 2019-EXP3, Class 1A8, 3.500%, 10/25/2059, 144A(c)	6,742,656
3,327,372	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(c)	3,332,005
3,708,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/2034, 144A	3,728,872
1,332,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	1,361,294
2,830,000	Progress Residential Trust, Series 2019-SFR1, Class D, 4.168%, 8/17/2035, 144A	2,890,678
4,732,000	Progress Residential Trust, Series 2019-SFR2, Class D, 3.794%, 5/17/2036, 144A	4,803,748
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,836,015
5,506,820	PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	5,506,759
5,709,291	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(c)	5,715,345
3,143,539	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(c)	3,248,122
6,864,056	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(c)	6,963,957
5,000,475	Silverstone Master Issuer PLC, Series 2019-1A, Class 1A, 3-month LIBOR + 0.570%, 2.536%, 1/21/2070, 144A(d)	5,002,275
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(c)	4,925,840
4,207,213	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(c)	4,196,295
1,443,284	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/2055, 144A(c)	1,443,959
10,959,121	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(c)	11,022,139
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,559,706
13,259,594	Vericrest Opportunity Loan Trust, Series 2019-NPL8, Class A1A, 3.278%, 11/25/2049, 144A(c)	13,227,526
8,358,268	Vericrest Opportunity Loan Trust, Series 2019-NPL3, Class A1, 3.967%, 3/25/2049, 144A(c)	8,401,162
12,652,190	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	12,646,578
1,407,847	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(c)	1,406,428
5,318,288	VOLT LXXV LLC, Series 2019-NPL1, Class A1A, 4.336%, 1/25/2049, 144A(c)	5,349,987
4,934,679	VOLT LXXXIII LLC, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	4,932,247

		263,922,534

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — 3.5%
$39,262,848	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)	$39,261,741
12,372,896	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	12,702,154
2,923,205	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	2,919,606
1,975,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	1,974,637
8,041,680	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	8,172,861
14,088,288	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	14,340,492
4,096,091	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	4,216,395
13,610,000	Mariner Finance Issuance Trust, Series 2018-AA, Class A, 4.200%, 11/20/2030, 144A	13,882,847
5,222,850	Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/17/2029, 144A	5,226,606
2,406,243	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	2,423,702
8,040,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	8,322,842
15,600,403	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	15,612,523
940,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 5.080%, 9/15/2032(d)	938,892
1,495,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 5.080%, 9/15/2032(d)	1,492,476
13,765,000	SoFi Consumer Loan Program Trust, Series 2019-1, Class C, 3.730%, 2/25/2028, 144A	14,077,175
3,459,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	3,525,296
6,720,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	6,943,605
6,805,000	SoFi Consumer Loan Program Trust, Series 2019-2, Class C, 3.460%, 4/25/2028, 144A	6,921,100
12,755,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	12,956,024
7,370,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	7,350,316
13,234,382	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, 5/27/2036, 144A	13,283,534

		196,544,824

	ABS Student Loan — 1.6%
11,813,199	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	11,662,331
14,080,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	14,054,456
4,020,000	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.130%, 2/15/2068, 144A	4,040,302
6,910,000	Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, 12/15/2059, 144A	7,155,941

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$796,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 5.040%, 6/15/2032(d)	$794,917
575,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 4.440%, 6/15/2032(d)	575,081
1,150,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 5.040%, 3/15/2033(d)	1,147,862
786,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.590%, 3/15/2033(d)	785,546
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,538,399
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	584,884
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,568,676
10,385,000	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	10,546,403
16,265,000	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	16,328,643
9,075,000	SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.690%, 6/15/2048, 144A	9,376,797
8,217,000	SoFi Professional Loan Program LLC, Series 2019-C, Class A2FX, 2.370%, 11/16/2048, 144A	8,061,895

		89,222,133

	ABS Whole Business — 2.0%
10,278,610	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	10,665,474
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,714,392
27,202,500	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	27,908,233
7,260,515	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,522,111
2,383,360	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,468,780
133,313	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	137,101
5,244,613	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	5,462,002
4,035,000	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	4,035,686
2,285,200	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	2,369,204
5,046,863	Driven Brands Funding LLC, Series 2019-1A, Class A2, 4.641%, 4/20/2049, 144A	5,218,002
4,962,500	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	5,148,779
17,582,250	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	18,408,863

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Whole Business — continued
$13,459,050	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	$13,771,031
3,672,250	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	3,779,994

		110,609,652

	Aerospace & Defense — 1.5%
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	807,560
78,795,000	Textron, Inc., 5.950%, 9/21/2021	83,206,395

		84,013,955

	Airlines — 1.8%
2,811,133	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	2,890,127
1,687,628	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,706,646
3,782,751	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	3,823,925
8,007,826	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	8,470,516
2,014,937	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	2,087,379
23,269,000	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	23,634,789
6,855,000	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	6,970,781
1,045,800	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	1,055,275
324,173	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	341,549
1,039,170	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,128,160
4,926,025	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	5,388,385
835,182	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	836,218
13,000,876	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	13,733,865
24,981,273	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	25,127,913
2,724,967	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	2,796,037

		99,991,565

	Automotive — 2.1%
18,836,000	Cummins, Inc., 5.650%, 3/01/2098	23,942,816
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,509,068
14,000,000	Toyota Motor Credit Corp., 1.950%, 4/17/2020	13,999,712
10,000,000	Toyota Motor Credit Corp., MTN, 2.150%, 3/12/2020	10,002,611
38,060,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022	38,739,333
4,750,000	Volkswagen Group of America Finance LLC, 2.500%, 9/24/2021, 144A	4,791,431

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$12,005,000	Volkswagen Group of America Finance LLC, 2.700%, 9/26/2022, 144A	$12,142,182
7,565,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	7,959,864

		118,087,017

	Banking — 7.9%
39,613,000	Ally Financial, Inc., 4.625%, 3/30/2025	42,881,072
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,011,681
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	51,776,288
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	109,081
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	27,791,119
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	24,303,449
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	496,563
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	17,694,194
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,342,261
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,740,490
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	7,549,455
17,940,000	Danske Bank A/S, 5.000%, 1/12/2022, 144A	18,844,044
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	15,543,803
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,431,010
13,075,000	Danske Bank A/S, (fixed rate to 9/20/2021, variable rate thereafter), 3.001%, 9/20/2022, 144A	13,190,898
20,999,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	19,791,558
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,690,024
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	76,956,398
100,000	KeyBank NA, 6.950%, 2/01/2028	126,434
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,127,564
1,845,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	2,018,216
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	21,853,083
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026, 144A	15,327,930
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	21,208,275
21,340,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.116%, 1/20/2023, 144A(d)	21,478,497
5,900,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	6,110,984
7,580,000	Synchrony Financial, 2.850%, 7/25/2022	7,673,669
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	4,123,986

		438,192,026

	Brokerage — 1.6%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	54,290,526
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	23,294,876
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	10,276,571

		87,861,973

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.5%
$925,000	Masco Corp., 6.500%, 8/15/2032	$1,135,631
23,975,000	Owens Corning, 7.000%, 12/01/2036	29,869,531

		31,005,162

	Cable Satellite — 1.5%
15,215,000	Charter Communication Operating LLC/Charter Communication Operating Capital Corp., 4.800%, 3/01/2050	16,044,284
6,695,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.750%, 4/01/2048	7,819,254
10,320,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A	10,750,045
5,820,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A	6,310,272
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	13,850,621
9,055,000	Time Warner Cable LLC, 4.500%, 9/15/2042	9,257,638
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	17,667,049

		81,699,163

	Chemicals — 0.8%
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	29,608,549
3,740,000	FMC Corp., 3.450%, 10/01/2029	3,867,088
2,075,000	FMC Corp., 4.500%, 10/01/2049	2,264,229
8,145,000	LYB International Finance III LLC, 4.200%, 10/15/2049	8,501,263

		44,241,129

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,895,400

	Diversified Manufacturing — 0.1%
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.301%, 5/13/2024(d)	5,102,002

	Electric — 2.2%
20,316,424	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	22,661,634
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,397,014
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	16,411,808
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,991,613
39,280,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	39,031,256

		120,493,325

	Finance Companies — 1.5%
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	13,060,361
20,595,000	Aircastle Ltd., 4.400%, 9/25/2023	21,776,176
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,727,782
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	7,049,272
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	19,418,448
7,805,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	8,078,175
6,392,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	6,607,730

		84,717,944

	Food & Beverage — 2.1%
8,980,000	BRF S.A., 4.875%, 1/24/2030, 144A	9,260,715
13,750,000	General Mills, Inc., 2.600%, 10/12/2022	13,960,789

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — continued
$8,595,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	$8,895,825
4,910,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.750%, 2/15/2028, 144A	5,425,599
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	11,449,906
10,465,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	11,333,700
9,535,000	PepsiCo, Inc., 1.700%, 10/06/2021	9,539,187
45,980,000	PepsiCo, Inc., 2.000%, 4/15/2021	46,111,181

		115,976,902

	Government Guaranteed — 1.0%
55,000,000	Kreditanstalt fuer Wiederaufbau, 1.500%, 4/20/2020	54,963,095

	Government Owned – No Guarantee — 0.6%
21,545,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	24,302,760
6,130,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	7,190,490

		31,493,250

	Health Insurance — 0.5%
27,570,000	Anthem, Inc., 2.500%, 11/21/2020	27,692,669
3,040,000	Centene Corp., 6.125%, 2/15/2024	3,154,000

		30,846,669

	Healthcare — 2.3%
19,420,000	Cigna Corp., 4.375%, 10/15/2028	21,515,185
1,261,000	Cigna Corp., 7.875%, 5/15/2027, 144A	1,636,465
13,765,000	CVS Health Corp., 4.100%, 3/25/2025	14,778,987
23,120,000	HCA, Inc., 4.500%, 2/15/2027	24,934,707
24,240,000	HCA, Inc., 5.250%, 4/15/2025	27,122,373
4,580,000	HCA, Inc., 5.250%, 6/15/2026	5,131,121
17,055,000	HCA, Inc., 5.250%, 6/15/2049	19,066,276
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,695,110
1,592,000	HCA, Inc., 7.500%, 11/06/2033	2,005,920
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,560,475
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,963,600
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,650,920

		130,061,139

	Independent Energy — 2.4%
30,195,000	Continental Resources, Inc., 3.800%, 6/01/2024	31,230,311
10,525,000	Continental Resources, Inc., 4.375%, 1/15/2028	11,192,075
20,900,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	21,267,840
10,475,000	Hess Corp., 4.300%, 4/01/2027	11,170,788
21,000,000	Newfield Exploration Co., 5.625%, 7/01/2024	23,076,580
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,906,736
26,185,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	26,315,925
1,885,000	Viper Energy Partners LP, 5.375%, 11/01/2027, 144A	1,960,400
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	50,501

		133,171,156

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — 1.9%
$55,470,000	Chevron Corp., 2.100%, 5/16/2021	$55,820,295
52,303,000	Shell International Finance BV, 1.875%, 5/10/2021	52,364,230

		108,184,525

	Life Insurance — 2.9%
5,653,000	American International Group, Inc., 4.200%, 4/01/2028	6,222,858
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,574,744
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	9,214,644
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,032,411
5,895,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.230%, 2.257%, 1/08/2021, 144A(d)	5,896,889
30,030,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	30,874,969
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,839,927
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(a)(b)	44,419,441
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(a)(b)	8,686,031
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,695,130
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	20,845,306

		159,302,350

	Metals & Mining — 3.5%
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	36,798,080
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	9,609,741
47,920,000	ArcelorMittal S.A., 6.750%, 3/01/2041	57,080,018
19,365,000	ArcelorMittal S.A., 7.000%, 10/15/2039	23,604,524
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	7,963,615
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	40,632,231
11,700,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	12,254,535
7,375,000	Minera Mexico S.A. de CV, 4.500%, 1/26/2050, 144A	7,493,737

		195,436,481

	Midstream — 4.3%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029, 144A	22,972,276
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	682,500
7,000,000	Energy Transfer Operating LP, 4.950%, 6/15/2028	7,670,707
36,405,000	Energy Transfer Operating LP, 5.250%, 4/15/2029	40,908,672
3,115,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	2,460,850
35,850,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	28,948,875
7,695,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	6,232,950
26,650,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	26,195,171
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	14,951,661
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	15,193,563
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,175,567
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	7,767,080
14,040,000	MPLX LP, 4.250%, 12/01/2027, 144A	14,784,260
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	109,751
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	227,246
40,610,000	Sunoco Logistics Partners Operations LP, 4.000%, 10/01/2027	42,017,038
8,405,000	Williams Cos., Inc., 3.350%, 8/15/2022	8,612,025

		242,910,192

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — 0.0%
$1,531	FNMA, 6.000%, 7/01/2029	$1,714

	Non-Agency Commercial Mortgage-Backed Securities — 0.8%
405,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.537%, 12/10/2044(c)	420,541
3,205,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 5.340%, 1/15/2034, 144A(d)	3,221,000
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	12,565,772
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	5,168,617
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	8,168,264
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.488%, 6/15/2044, 144A(c)	3,359,799
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.890%, 5/10/2063, 144A(a)(b)(c)	5,600,395
3,557,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.652%, 2/15/2044, 144A(c)	3,621,132
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(c)	1,624,085
1,746,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813%, 6/15/2045(c)	1,782,563
865,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(c)	741,872

		46,274,040

	Paper — 0.1%
2,910,000	WestRock MWV LLC, 7.550%, 3/01/2047(a)(b)	4,003,917

	Pharmaceuticals — 1.3%
27,550,000	Gilead Science, Inc., 2.550%, 9/01/2020	27,667,397
10,312,000	Mylan NV, 5.250%, 6/15/2046	11,598,532
2,459,000	Mylan, Inc., 5.200%, 4/15/2048	2,753,192
2,764,000	Mylan, Inc., 5.400%, 11/29/2043	3,063,221
17,010,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	15,748,539
8,000,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	6,660,000
5,500,000	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/2024	5,572,820

		73,063,701

	Property & Casualty Insurance — 0.1%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,950,234

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	8,093,807

	REITs – Mortgage — 0.2%
8,565,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	8,896,894

	REITs – Single Tenant — 0.2%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	8,939,740

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.5%
$391,381	CVS Pass Through Trust, 5.773%, 1/10/2033, 144A	$440,687
430,009	CVS Pass Through Trust, 6.036%, 12/10/2028	478,846
11,637,350	CVS Pass Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	12,463,253
1,220,180	CVS Pass Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	1,265,376
1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	1,272,256
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,108,965
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,412,876

		29,442,259

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	401,319

	Technology — 4.0%
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	29,615,642
26,185,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.000%, 1/15/2022	26,572,385
27,405,000	Broadcom, Inc., 4.750%, 4/15/2029, 144A	29,966,901
27,558,000	Cisco Systems, Inc., 1.850%, 9/20/2021	27,576,871
22,066,000	Cisco Systems, Inc., 2.200%, 2/28/2021	22,195,159
13,560,000	Equifax, Inc., 3.600%, 8/15/2021	13,873,934
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	17,258,965
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,884,816
16,735,000	KLA Corp., 5.650%, 11/01/2034	20,059,106
10,768,000	Micron technology, Inc., 4.663%, 2/15/2030	11,864,116
1,857,000	Micron Technology, Inc., 5.327%, 2/06/2029	2,130,327
5,000,000	Oracle Corp., 2.800%, 7/08/2021	5,076,442
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	10,032,340

		224,107,004

	Treasuries — 19.6%
210,910,000	U.S. Treasury Bond, 3.000%, 8/15/2048	238,138,810
111,500,000	U.S. Treasury Bond, 3.000%, 2/15/2049	126,116,953
55,260,000	U.S. Treasury Note, 1.500%, 8/31/2021	55,173,656
88,910,000	U.S. Treasury Note, 1.625%, 8/15/2029	86,683,777
30,000,000	U.S. Treasury Note, 1.500%, 4/15/2020	29,991,797
166,145,000	U.S. Treasury Note, 1.500%, 10/31/2021	165,917,848
67,000,000	U.S. Treasury Note, 1.500%, 11/30/2021	66,911,016
28,000,000	U.S. Treasury Note, 2.375%, 4/30/2020	28,067,813
284,065,000	U.S. Treasury Note, 2.375%, 5/15/2029	295,460,890

		1,092,462,560

	Wireless — 0.6%
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	23,981,445
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	7,143,059

		31,124,504

	Wirelines — 2.1%
61,415,000	AT&T, Inc., 4.300%, 2/15/2030	68,243,795
435,000	AT&T, Inc., 4.350%, 6/15/2045	469,631
3,105,000	AT&T, Inc., 4.500%, 3/09/2048	3,430,398
7,980,000	AT&T, Inc., 4.850%, 3/01/2039	9,204,291
27,220,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	34,149,463

		115,497,578

	Total Non-Convertible Bonds (Identified Cost $4,909,449,415)	5,232,967,808

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.7%
	Cable Satellite — 0.2%
$9,050,000	DISH Network Corp., 2.375%, 3/15/2024	$8,263,555
6,190,000	DISH Network Corp., 3.375%, 8/15/2026	5,954,161

		14,217,716

	Diversified Manufacturing — 0.1%
5,165,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	4,985,885

	Independent Energy — 0.1%
6,390,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	3,044,094

	Pharmaceuticals — 0.3%
14,075,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	14,870,220

	Total Convertible Bonds (Identified Cost $40,552,831)	37,117,915

Municipals — 0.1%
	Michigan — 0.0%
1,575,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,630,141

	Virginia — 0.1%
7,595,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	7,315,124

	Total Municipals (Identified Cost $8,905,434)	8,945,265

	Total Bonds and Notes (Identified Cost $4,958,907,680)	5,279,030,988

Collateralized Loan Obligations — 2.0%
2,905,000	Atrium XII, Series 12A, Class AR, 3-month LIBOR + 0.830%, 2.783%, 4/22/2027, 144A(d)	2,901,318
9,918,973	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.203%, 7/18/2026, 144A(d)	9,918,489
8,702,094	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 2.993%, 4/18/2027, 144A(d)	8,701,466
1,785,164	Flatiron CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.890%, 2.891%, 4/15/2027, 144A(d)	1,783,831
5,490,000	Halcyon Loan Advisors Funding, Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 3.653%, 10/22/2025, 144A(d)	5,502,457
6,696,544	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 3.116%, 4/28/2025, 144A(d)	6,696,410
11,630,006	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 2.770%, 7/25/2027, 144A(d)	11,626,822
966,464	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 3.166%, 10/20/2026, 144A(d)	965,735
13,685,000	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 2.821%, 10/13/2027, 144A(d)	13,636,346
11,250,000	OCP CLO Ltd, Series 2015-10A, Class A1R, 3-month LIBOR + 0.820%, 2.756%, 10/26/2027, 144A(d)	11,246,469

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — (continued)
$3,115,383	OFSI Fund VII Ltd., Series 2014-7A, Class AR, 3-month LIBOR + 0.900%, 2.903%, 10/18/2026, 144A(d)	$3,115,245
13,210,000	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 2.816%, 7/20/2027, 144A(d)	13,186,096
6,012,067	Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.180%, 3.074%, 6/15/2025, 144A(d)	6,010,854
4,471,640	Venture VII CDO Ltd., Series 2006-7A, Class B, 3-month LIBOR + 0.380%, 2.346%, 1/20/2022, 144A(d)	4,470,318
5,960,386	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 2.714%, 2/28/2026, 144A(d)	5,950,385
8,219,760	West CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.920%, 2.923%, 7/18/2026, 144A(d)	8,212,081

	Total Collateralized Loan Obligations (Identified Cost $114,044,833)	113,924,322

Shares
Preferred Stocks — 0.3%
	Food & Beverage — 0.3%
138,889	Bunge Ltd., 4.875%	14,301,982

	Independent Energy — 0.0%
40,860	Chesapeake Energy Corp., 5.000%(a)(b)(e)	721,179

	Total Preferred Stocks (Identified Cost $17,780,899)	15,023,161

Principal Amount (‡)
Short-Term Investments — 2.3%
2,690,358,211	Central Bank of Iceland, 0.000%, (ISK)(a)(b)(d)(f)	22,221,510
104,719,265	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $104,724,501 on 1/02/2020 collateralized by $105,170,000 U.S. Treasury Note, 2.000% due 5/31/2024 valued at $106,815,385 including accrued interest (Note 2 of Notes to Financial Statements)	104,719,265

	Total Short-Term Investments (Identified Cost $126,617,021)	126,940,775

	Total Investments — 99.3% (Identified Cost $5,217,350,433)	5,534,919,246
	Other assets less liabilities — 0.7%	39,076,851

	Net Assets — 100.0%	$5,573,996,097

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Illiquid security. (Unaudited)

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Investment Grade Bond Fund – (continued)

(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $163,123,037 or 2.9% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2019 is disclosed.
(d)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $1,736,780,922 or 31.2% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ISK	Icelandic Krona

Industry Summary at December 31, 2019

Treasuries	19.6%
Banking	7.9
ABS Car Loan	7.6
ABS Home Equity	4.7
Midstream	4.3
Technology	4.0
ABS Other	3.5
Metals & Mining	3.5
Life Insurance	2.9
Independent Energy	2.5
Food & Beverage	2.4
Healthcare	2.3
Electric	2.2
Automotive	2.1
Wirelines	2.1
ABS Whole Business	2.0
Other Investments, less than 2% each	21.4
Short-Term Investments	2.3
Collateralized Loan Obligations	2.0

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund

Shares	Description	Value (†)
Common Stocks — 44.0% of Net Assets
	Aerospace & Defense — 0.9%
693	Boeing Co. (The)	$225,752
463	General Dynamics Corp.	81,650
443	HEICO Corp.	50,568
263	Huntington Ingalls Industries, Inc.	65,981
456	L3Harris Technologies, Inc.	90,229
677	Spirit AeroSystems Holdings, Inc., Class A	49,340
1,195	United Technologies Corp.	178,963

		742,483

	Air Freight & Logistics — 0.2%
441	FedEx Corp.	66,684
984	United Parcel Service, Inc., Class B	115,187

		181,871

	Airlines — 0.1%
100	Delta Air Lines, Inc.	5,848
2,900	Japan Airlines Co. Ltd.	90,294

		96,142

	Auto Components — 0.3%
5,224	Faurecia SE	283,599

	Automobiles — 0.1%
6,257	Ford Motor Co.	58,190
1,788	General Motors Co.	65,441

		123,631

	Banks — 6.5%
10,749	Bank of America Corp.	378,580
122,722	Barclays PLC	292,627
10,973	BNP Paribas S.A.	652,214
89,017	CaixaBank S.A.	280,320
200	Canadian Imperial Bank of Commerce	16,643
2,621	Citigroup, Inc.	209,392
1,590	Citizens Financial Group, Inc.	64,570
21,427	Credit Agricole S.A.	311,791
45,081	DNB ASA	843,596
2,059	Fifth Third Bancorp	63,294
3,983	Huntington Bancshares, Inc.	60,064
4,132	JPMorgan Chase & Co.	576,001
3,203	KeyCorp	64,829
330,303	Lloyds Banking Group PLC	273,630
569	PNC Financial Services Group, Inc. (The)	90,829
3,588	Regions Financial Corp.	61,570
28,051	Societe Generale S.A.	978,923
1,099	Truist Financial Corp.	61,896
934	U.S. Bancorp	55,377
4,927	Wells Fargo & Co.	265,072

		5,601,218

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Beverages — 0.8%
1,800	Asahi Group Holdings Ltd.	$82,117
5,510	Coca-Cola Co. (The)	304,978
282	Constellation Brands, Inc., Class A	53,510
321	Molson Coors Brewing Co., Class B	17,302
1,896	PepsiCo, Inc.	259,126

		717,033

	Biotechnology — 0.8%
2,788	AbbVie, Inc.	246,849
1,083	Amgen, Inc.	261,079
3,105	Gilead Sciences, Inc.	201,763

		709,691

	Building Products — 0.1%
1,376	Johnson Controls International PLC	56,017

	Capital Markets — 1.3%
1,261	Bank of New York Mellon Corp. (The)	63,466
145	BlackRock, Inc.	72,892
1,754	Charles Schwab Corp. (The)	83,420
271	CME Group, Inc.	54,395
1,334	Cohen & Steers, Inc.	83,722
1,211	Federated Investors, Inc., Class B	39,466
505	Goldman Sachs Group, Inc. (The)	116,115
591	Intercontinental Exchange, Inc.	54,697
267	Moody’s Corp.	63,388
1,934	Morgan Stanley	98,866
246	MSCI, Inc.	63,512
229	Northern Trust Corp.	24,329
356	S&P Global, Inc.	97,206
13,500	Singapore Exchange Ltd.	88,913
453	State Street Corp.	35,832
496	T. Rowe Price Group, Inc.	60,433

		1,100,652

	Chemicals — 0.8%
262	Air Products & Chemicals, Inc.	61,567
467	Celanese Corp.	57,497
1,208	Dow, Inc.	66,114
1,086	DuPont de Nemours, Inc.	69,721
347	Ecolab, Inc.	66,967
674	Linde PLC	143,495
660	LyondellBasell Industries NV, Class A	62,357
497	PPG Industries, Inc.	66,345
119	Sherwin-Williams Co. (The)	69,441

		663,504

	Commercial Services & Supplies — 0.4%
232	Cintas Corp.	62,427
3,100	Dai Nippon Printing Co. Ltd.	83,847

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Commercial Services & Supplies — continued
1,013	Republic Services, Inc.	$90,795
1,324	Waste Management, Inc.	150,883

		387,952

	Communications Equipment — 0.4%
5,934	Cisco Systems, Inc.	284,595
346	Motorola Solutions, Inc.	55,754

		340,349

	Construction & Engineering — 0.5%
2,264	ACS Actividades de Construccion y Servicios S.A.	90,818
2,348	Eiffage S.A.	269,379
615	Jacobs Engineering Group, Inc.	55,245

		415,442

	Consumer Finance — 0.3%
613	American Express Co.	76,313
697	Capital One Financial Corp.	71,728
693	Discover Financial Services	58,780
634	Synchrony Financial	22,830

		229,651

	Containers & Packaging — 0.1%
1,021	Ball Corp.	66,028
1,376	International Paper Co.	63,365

		129,393

	Diversified Telecommunication Services — 1.1%
12,367	AT&T, Inc.	483,302
51,000	HKT Trust & HKT Ltd.	71,874
6,265	Verizon Communications, Inc.	384,671

		939,847

	Electric Utilities — 1.0%
8,074	Contact Energy Ltd.	38,784
863	Duke Energy Corp.	78,714
795	Edison International	59,951
1,375	Evergy, Inc.	89,499
1,376	Exelon Corp.	62,732
1,203	FirstEnergy Corp.	58,466
2,128	Fortum OYJ	52,526
1,564	Pinnacle West Capital Corp.	140,651
4,430	PPL Corp.	158,948
1,466	Southern Co. (The)	93,384

		833,655

	Electrical Equipment — 0.3%
636	AMETEK, Inc.	63,435
675	Eaton Corp. PLC	63,936
891	Emerson Electric Co.	67,948
356	Rockwell Automation, Inc.	72,150

		267,469

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.2%
609	Amphenol Corp., Class A	$65,912
2,059	Corning, Inc.	59,938
617	TE Connectivity Ltd.	59,133

		184,983

	Energy Equipment & Services — 0.1%
1,910	Schlumberger Ltd.	76,782

	Entertainment — 0.5%
1,205	Activision Blizzard, Inc.	71,601
2,519	Walt Disney Co. (The)	364,323

		435,924

	Food & Staples Retailing — 0.8%
415	Costco Wholesale Corp.	121,977
2,225	Kroger Co. (The)	64,503
1,900	Seven & I Holdings Co. Ltd.	69,645
1,448	Sysco Corp.	123,862
1,140	Walgreens Boots Alliance, Inc.	67,214
1,943	Walmart, Inc.	230,906

		678,107

	Food Products — 0.7%
1,370	Archer-Daniels-Midland Co.	63,499
2,913	General Mills, Inc.	156,020
566	Hershey Co. (The)	83,191
2,023	Kraft Heinz Co. (The)	64,999
1,815	Mondelez International, Inc., Class A	99,970
9,385	Tate & Lyle PLC	94,562
647	Tyson Foods, Inc., Class A	58,903

		621,144

	Health Care Equipment & Supplies — 1.2%
2,255	Abbott Laboratories	195,869
776	Baxter International, Inc.	64,889
403	Becton Dickinson & Co.	109,604
895	Danaher Corp.	137,365
2,666	Medtronic PLC	302,458
432	ResMed, Inc.	66,947
494	Stryker Corp.	103,710
414	Zimmer Biomet Holdings, Inc.	61,968

		1,042,810

	Health Care Providers & Services — 1.1%
1,017	AmerisourceBergen Corp.	86,465
355	Anthem, Inc.	107,221
569	Cigna Corp.	116,355
1,903	CVS Health Corp.	141,374
455	HCA Healthcare, Inc.	67,253
215	Humana, Inc.	78,802
397	McKesson Corp.	54,913

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — continued
1,185	UnitedHealth Group, Inc.	$348,366

		1,000,749

	Health Care Technology — 0.1%
850	Cerner Corp.	62,382

	Hotels, Restaurants & Leisure — 0.8%
605	Hilton Worldwide Holdings, Inc.	67,100
565	Las Vegas Sands Corp.	39,008
518	Marriott International, Inc., Class A	78,441
956	McDonald’s Corp.	188,915
2,842	Starbucks Corp.	249,869
655	Yum! Brands, Inc.	65,978

		689,311

	Household Durables — 0.1%
1,165	DR Horton, Inc.	61,454
500	Sekisui House Ltd.	10,677
388	Whirlpool Corp.	57,242

		129,373

	Household Products — 0.8%
472	Clorox Co. (The)	72,471
1,075	Colgate-Palmolive Co.	74,003
718	Kimberly-Clark Corp.	98,761
3,749	Procter & Gamble Co. (The)	468,250

		713,485

	Independent Power & Renewable Electricity Producers — 0.2%
3,615	AES Corp. (The)	71,939
4,400	Northland Power, Inc.	92,164

		164,103

	Industrial Conglomerates — 0.5%
800	3M Co.	141,136
5,585	General Electric Co.	62,328
855	Honeywell International, Inc.	151,335
160	Roper Technologies, Inc.	56,677

		411,476

	Insurance — 2.3%
1,323	Aflac, Inc.	69,987
1,447	American International Group, Inc.	74,274
352	Aon PLC	73,318
98,694	Aviva PLC	547,806
20,772	AXA S.A.	586,939
584	Chubb Ltd.	90,905
1,853	Fidelity National Financial, Inc.	84,034
1,129	Loews Corp.	59,261
677	Marsh & McLennan Cos., Inc.	75,425
1,265	MetLife, Inc.	64,477

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
1,016	Principal Financial Group, Inc.	$55,880
864	Progressive Corp. (The)	62,545
714	Prudential Financial, Inc.	66,930
494	Travelers Cos., Inc. (The)	67,653
293	Willis Towers Watson PLC	59,168

		2,038,602

	Internet & Direct Marketing Retail — 0.1%
1,439	eBay, Inc.	51,962

	IT Services — 2.3%
841	Accenture PLC, Class A	177,090
1,273	Amdocs Ltd.	91,898
1,114	Automatic Data Processing, Inc.	189,937
909	Cognizant Technology Solutions Corp., Class A	56,376
937	Fidelity National Information Services, Inc.	130,327
347	Global Payments, Inc.	63,348
1,096	International Business Machines Corp.	146,908
980	Leidos Holdings, Inc.	95,932
1,161	MasterCard, Inc., Class A	346,663
1,600	Nihon Unisys Ltd.	50,190
1,779	Paychex, Inc.	151,322
2,433	Visa, Inc., Class A	457,161

		1,957,152

	Leisure Products — 0.1%
2,500	Sankyo Co. Ltd.	83,032

	Life Sciences Tools & Services — 0.3%
751	Agilent Technologies, Inc.	64,068
565	Thermo Fisher Scientific, Inc.	183,551

		247,619

	Machinery — 0.9%
776	Caterpillar, Inc.	114,599
352	Cummins, Inc.	62,994
461	Deere & Co.	79,873
836	Fortive Corp.	63,862
508	Illinois Tool Works, Inc.	91,252
465	Ingersoll-Rand PLC	61,808
1,900	Mitsubishi Heavy Industries Ltd.	73,676
1,397	PACCAR, Inc.	110,503
327	Parker-Hannifin Corp.	67,303
147	Stanley Black & Decker, Inc.	24,364

		750,234

	Marine — 0.1%
78,000	SITC International Holdings Co. Ltd.	95,189

	Media — 0.7%
1,000	Cogeco Communications, Inc.	87,174
8,266	Comcast Corp., Class A	371,722

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Media — continued
1,119	Omnicom Group, Inc.	$90,662
657	ViacomCBS, Inc., Class B	27,574

		577,132

	Metals & Mining — 0.1%
1,105	Nucor Corp.	62,189

	Multi-Utilities — 0.7%
6,429	AGL Energy Ltd.	92,536
1,800	Canadian Utilities Ltd., Class A	54,296
2,487	CenterPoint Energy, Inc.	67,821
800	Consolidated Edison, Inc.	72,376
943	Dominion Energy, Inc.	78,099
554	DTE Energy Co.	71,948
2,496	NiSource, Inc.	69,489
940	Public Service Enterprise Group, Inc.	55,507
402	Sempra Energy	60,895

		622,967

	Multiline Retail — 0.3%
424	Dollar General Corp.	66,136
1,363	Target Corp.	174,750

		240,886

	Oil, Gas & Consumable Fuels — 1.7%
2,522	Chevron Corp.	303,926
1,482	ConocoPhillips	96,374
1,370	CVR Energy, Inc.	55,389
2,467	Devon Energy Corp.	64,068
855	EOG Resources, Inc.	71,615
5,587	Exxon Mobil Corp.	389,861
2,807	Kinder Morgan, Inc.	59,424
1,093	Marathon Petroleum Corp.	65,853
1,036	Occidental Petroleum Corp.	42,694
957	ONEOK, Inc.	72,416
556	Phillips 66	61,944
523	Pioneer Natural Resources Co.	79,166
681	Valero Energy Corp.	63,776
2,948	Williams Cos., Inc. (The)	69,927

		1,496,433

	Personal Products — 0.2%
327	Estee Lauder Cos., Inc. (The), Class A	67,539
1,402	Unilever PLC	80,254

		147,793

	Pharmaceuticals — 2.3%
3,863	Bristol-Myers Squibb Co.	247,966
1,652	Eli Lilly & Co.	217,122
3,960	Johnson & Johnson	577,645
4,522	Merck & Co., Inc.	411,276

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
8,034	Pfizer, Inc.	$314,772
290	Roche Holding AG	94,251
814	Zoetis, Inc.	107,733

		1,970,765

	Professional Services — 0.2%
408	Equifax, Inc.	57,169
710	TransUnion	60,783
460	Verisk Analytics, Inc.	68,697

		186,649

	Road & Rail — 0.5%
1,132	CSX Corp.	81,912
438	Kansas City Southern	67,084
424	Norfolk Southern Corp.	82,311
890	Union Pacific Corp.	160,903
900	West Japan Railway Co.	77,844

		470,054

	Semiconductors & Semiconductor Equipment — 1.5%
501	Analog Devices, Inc.	59,539
1,138	Applied Materials, Inc.	69,463
724	ASM International NV	81,720
475	Broadcom, Inc.	150,109
5,708	Intel Corp.	341,624
376	KLA Corp.	66,992
245	Lam Research Corp.	71,638
557	NVIDIA Corp.	131,062
1,708	QUALCOMM, Inc.	150,697
1,227	Texas Instruments, Inc.	157,412
555	Xilinx, Inc.	54,262

		1,334,518

	Software — 2.2%
394	Intuit, Inc.	103,200
646	j2 Global, Inc.	60,537
9,674	Microsoft Corp.	1,525,590
4,335	Oracle Corp.	229,668

		1,918,995

	Specialty Retail — 0.9%
1,300	ABC-Mart, Inc.	88,740
1,571	Home Depot, Inc. (The)	343,075
1,158	Lowe’s Cos., Inc.	138,682
599	Ross Stores, Inc.	69,736
1,837	TJX Cos., Inc. (The)	112,167

		752,400

	Technology Hardware, Storage & Peripherals — 2.1%
5,826	Apple, Inc.	1,710,805

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — continued
1,329	Hewlett Packard Enterprise Co.	$21,078
3,068	HP, Inc.	63,047

		1,794,930

	Textiles, Apparel & Luxury Goods — 0.3%
1,845	NIKE, Inc., Class B	186,917
659	VF Corp.	65,676

		252,593

	Tobacco — 0.8%
4,567	Altria Group, Inc.	227,939
2,341	British American Tobacco PLC	99,497
3,377	Imperial Brands PLC	83,548
3,079	Philip Morris International, Inc.	261,992

		672,976

	Trading Companies & Distributors — 0.1%
1,748	Fastenal Co.	64,589
1,400	ITOCHU Corp.	32,447
1,200	Sumitomo Corp.	17,824

		114,860

	Transportation Infrastructure — 0.1%
9,401	Enav SpA, 144A	56,105

	Wireless Telecommunication Services — 0.1%
2,900	KDDI Corp.	86,525

	Total Common Stocks (Identified Cost $35,187,434)	38,012,788

Principal Amount (‡)
Bonds and Notes — 38.6%
	Banking — 16.3%
$1,200,000	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 11/16/2027, variable rate thereafter), 6.125%(a)	1,234,500
1,520,000	Banco BTG Pactual SA, (fixed rate to 2/15/2024, variable rate thereafter), 7.750%, 2/15/2029, 144A	1,609,315
985,000	Barclays PLC, (fixed rate to 6/15/2024, variable rate thereafter), 8.000%(a)	1,101,969
495,000	Barclays PLC, (fixed rate to 9/15/2023, variable rate thereafter), 7.750%(a)	540,788
400,000	CaixaBank S.A., (fixed rate to 3/23/2026, variable rate thereafter), 5.250%, (EUR)(a)	457,990
1,400,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(a)	1,595,720
1,100,000	Credit Suisse Group AG, (fixed rate to 9/12/2025, variable rate thereafter), 7.250%, 144A(a)	1,227,875
1,560,000	HSBC Holdings PLC, (fixed rate to 3/23/2023, variable rate thereafter), 6.250%(a)	1,655,550
600,000	Lloyds Banking Group PLC, (fixed rate to 9/27/2025, variable rate thereafter), 7.500%(a)	672,750

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$1,405,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(a)	$1,617,267
1,800,000	Standard Chartered PLC, (fixed rate to 4/02/2023, variable rate thereafter), 7.750%, 144A(a)	1,991,250
310,000	UniCredit SpA, (fixed rate to 6/03/2023, variable rate thereafter), 6.625%, (EUR)(a)	375,980

		14,080,954

	Cable Satellite — 0.4%
325,000	DISH DBS Corp., 7.750%, 7/01/2026	344,302

	Chemicals — 1.6%
335,000	Alpek SAB de CV, 4.250%, 9/18/2029, 144A	341,700
985,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	1,066,617

		1,408,317

	Finance Companies — 1.6%
565,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	584,775
795,000	Unifin Financiera SAB de CV, 8.375%, 1/27/2028, 144A	813,881

		1,398,656

	Financial Other — 0.6%
490,000	Kuwait Projects Co. SPC Ltd., EMTN, 4.500%, 2/23/2027	512,148

	Food & Beverage — 1.2%
495,000	JBS Investments II GmbH, 7.000%, 1/15/2026, 144A	538,476
470,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	509,015

		1,047,491

	Government Owned – No Guarantee — 2.8%
515,000	DP World Crescent Ltd., 4.848%, 9/26/2028, 144A	565,387
415,000	OCP S.A., 6.875%, 4/25/2044, 144A	527,457
240,000	Oztel Holdings SPC Ltd., 5.625%, 10/24/2023, 144A	255,900
480,000	Perusahaan Listrik Negara PT, 4.125%, 5/15/2027, 144A	505,800
480,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	541,440

		2,395,984

	Independent Energy — 2.0%
540,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	541,350
1,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,172,281

		1,713,631

	Industrial Other — 0.6%
475,000	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026, 144A	499,938

	Media Entertainment — 0.6%
515,000	Prosus NV, 4.850%, 7/06/2027, 144A	561,268

	Metals & Mining — 1.8%
625,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	639,062
820,000	Gold Fields Orogen Holdings BVI Ltd., 6.125%, 5/15/2029, 144A	910,200

		1,549,262

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — 0.5%
$380,000	Delek & Avner Tamar Bond Ltd., 5.412%, 12/30/2025, 144A	$400,734

	Oil Field Services — 0.7%
600,000	Transocean Poseidon Ltd., 6.875%, 2/01/2027, 144A	636,000

	Property & Casualty Insurance — 0.8%
510,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	671,371

	Sovereigns — 1.7%
530,000	Oman Government International Bond, 6.000%, 8/01/2029, 144A	554,327
355,000	Qatar Government International Bond, 4.000%, 3/14/2029, 144A	396,181
405,000	Saudi Government International Bond, 5.250%, 1/16/2050	503,229

		1,453,737

	Supranational — 1.0%
830,000	African Export-Import Bank (The), 3.994%, 9/21/2029, 144A	842,243

	Technology — 1.0%
290,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	399,602
455,000	MTN Mauritius Investments Ltd., 6.500%, 10/13/2026, 144A	502,775

		902,377

	Treasuries — 0.6%
6,514,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)	505,823

	Utility Other — 0.3%
260,000	Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	276,487

	Wireless — 2.5%
900,000	GTH Finance BV, 7.250%, 4/26/2023, 144A	1,013,886
505,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	557,161
565,000	Sprint Corp., 7.625%, 3/01/2026	623,082

		2,194,129

	Total Bonds and Notes (Identified Cost $31,652,905)	33,394,852

Shares
Exchange-Traded Funds — 5.1%
514,600	Alerian MLP ETF (Identified Cost $4,707,757)	4,374,100

Principal Amount (‡)
Senior Loans — 2.4%
	Airlines — 2.4%
$2,063,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(b)(c) (Identified Cost $2,061,137)	2,084,272

Shares
Preferred Stocks — 0.7%
	Technology — 0.7%
515	Broadcom, Inc., Series A, 8.000% (Identified Cost $523,250)	606,655

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2019

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 9.0%
$7,827,130	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $7,827,521 on 1/02/2020 collateralized by $7,105,000 U.S. Treasury Inflation Indexed Note, 0.125% due 7/15/2022 valued at $7,983,952 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,827,130)	$7,827,130

	Total Investments — 99.8% (Identified Cost $81,959,613)	86,299,797
	Other assets less liabilities — 0.2%	140,350

	Net Assets — 100.0%	$86,440,147

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2019, the value of these securities amounted to $2,084,272 or 2.4% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $21,697,522 or 25.1% of net assets.
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah

Industry Summary at December 31, 2019

Banking	16.3%
Banks	6.5
Government Owned – No Guarantee	2.8
Wireless	2.5
Airlines	2.5
Chemicals	2.4
Insurance	2.3
Pharmaceuticals	2.3
IT Services	2.3
Software	2.2
Technology Hardware, Storage & Peripherals	2.1
Independent Energy	2.0
Other Investments, less than 2% each	39.5
Short-Term Investments	9.0
Exchange-Traded Funds	5.1

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities

December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
ASSETS
Investments at cost	$144,884,838	$5,217,350,433	$81,959,613
Net unrealized appreciation	184,563	317,568,813	4,340,184

Investments at value	145,069,401	5,534,919,246	86,299,797
Cash	19,643	482	30,757
Due from broker	103,848	—	—
Foreign currency at value (identified cost $0, $34,356 and $9,422, respectively)	—	34,864	9,462
Receivable for Fund shares sold	288,823	9,988,794	16,822
Receivable for securities sold	261,814	104,000	—
Dividends and interest receivable	1,949,048	40,239,831	640,699
Tax reclaims receivable	—	479	24,292
Prepaid expenses (Note 8)	6	226	4

TOTAL ASSETS	147,692,583	5,585,287,922	87,021,833

LIABILITIES
Payable for Fund shares redeemed	30,991	8,011,293	372,762
Management fees payable (Note 6)	61,121	1,729,877	33,618
Deferred Trustees’ fees (Note 6)	179,116	925,935	94,834
Administrative fees payable (Note 6)	5,058	207,086	3,315
Payable to distributor (Note 6d)	1,772	41,954	583
Other accounts payable and accrued expenses	87,541	375,680	76,574

TOTAL LIABILITIES	365,599	11,291,825	581,686

NET ASSETS	$147,326,984	$5,573,996,097	$86,440,147

NET ASSETS CONSIST OF:
Paid-in capital	$152,974,132	$5,229,586,800	$87,066,139
Accumulated earnings (loss)	(5,647,148)	344,409,297	(625,992)

NET ASSETS	$147,326,984	$5,573,996,097	$86,440,147

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities (continued)

December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$23,199,445	$772,485,362	$28,845,182

Shares of beneficial interest	5,454,982	68,180,197	2,199,442

Net asset value and redemption price per share	$4.25	$11.33	$13.11

Offering price per share (100/95.75 of net asset value) (Note 1)	$4.44	$11.83	$13.69

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,835,901	$204,394,573	$16,737,912

Shares of beneficial interest	898,802	18,249,265	1,282,081

Net asset value and offering price per share	$4.27	$11.20	$13.06

Class N shares:
Net assets	$11,976,561	$1,367,171,989	$198,001

Shares of beneficial interest	2,814,782	120,656,644	15,196

Net asset value, offering and redemption price per share	$4.25	$11.33	$13.03

Class Y shares:
Net assets	$108,315,077	$3,118,505,157	$40,659,052

Shares of beneficial interest	25,504,177	275,056,548	3,120,428

Net asset value, offering and redemption price per share	$4.25	$11.34	$13.03

Admin Class shares:
Net assets	$—	$111,439,016	$—

Shares of beneficial interest	—	9,861,865	—

Net asset value, offering and redemption price per share	$—	$11.30	$—

See accompanying notes to financial statements.

|  58

Statements of Operations

For the Year Ended December 31, 2019

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
INVESTMENT INCOME
Interest	$8,398,038	$213,518,155	$3,324,106
Dividends	201,777	857,168	1,370,894
Less net foreign taxes withheld	(732)	(17,886)	(17,196)

	8,599,083	214,357,437	4,677,804

Expenses
Management fees (Note 6)	881,481	22,174,684	595,472
Service and distribution fees (Note 6)	104,123	5,236,025	314,220
Administrative fees (Note 6)	64,514	2,440,159	47,707
Trustees’ fees and expenses (Note 6)	37,018	278,420	27,552
Transfer agent fees and expenses (Notes 6 and 7)	161,197	3,672,993	75,793
Audit and tax services fees	54,952	64,267	48,212
Custodian fees and expenses	12,794	134,406	43,164
Legal fees (Note 8)	4,232	170,820	3,084
Registration fees	77,677	206,502	66,381
Shareholder reporting expenses	34,722	440,542	8,553
Miscellaneous expenses (Note 8)	28,698	174,794	33,389

Total expenses	1,461,408	34,993,612	1,263,527
Less waiver and/or expense reimbursement (Note 6)	(224,533)	(1,590,978)	(190,284)

Net expenses	1,236,875	33,402,634	1,073,243

Net investment income	7,362,208	180,954,803	3,604,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(386,388)	73,163,029	(1,281,468)
Forward foreign currency contracts (Note 2d)	(44,094)	(670,701)	(5,147)
Foreign currency transactions (Note 2c)	—	2,368,603	(78,839)
Net change in unrealized appreciation (depreciation) on:
Investments	9,712,862	217,944,856	13,596,978
Forward foreign currency contracts (Note 2d)	44,094	670,701	—
Foreign currency translations (Note 2c)	17	(2,229,110)	1,859

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	9,326,491	291,247,378	12,233,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,688,699	$472,202,181	$15,837,944

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets

	High Income Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$7,362,208	$2,214,373	$8,475,372
Net realized gain (loss) on investments and forward foreign currency contracts	(430,482)	(6,387,716)	1,205,344
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	9,756,973	(3,483,546)	(7,029,759)

Net increase (decrease) in net assets resulting from operations	16,688,699	(7,656,889)	2,650,957

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,135,803)	(410,882)	(1,227,019)
Class C	(194,240)	(81,814)	(311,547)
Class N	(609,528)	(178,711)	(259,688)
Class Y	(5,638,962)	(2,141,392)	(5,752,686)

Total distributions	(7,578,533)	(2,812,799)	(7,550,940)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,738,584	(23,511,576)	(3,848,432)

Net increase (decrease) in net assets	10,848,750	(33,981,264)	(8,748,415)
NET ASSETS
Beginning of the year	136,478,234	170,459,498	179,207,913

End of the year	$147,326,984	$136,478,234	$170,459,498

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Investment Grade Bond Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018(a)	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$180,954,803	$44,450,885	$171,956,415
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	74,860,931	(228,459,921)	(68,790,141)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	216,386,447	150,673,092	(88,370,511)

Net increase (decrease) in net assets resulting from operations	472,202,181	(33,335,944)	14,795,763

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25,364,474)	(9,439,602)	(26,935,957)
Class C	(6,942,862)	(4,075,458)	(15,654,049)
Class N	(47,788,079)	(16,768,000)	(41,987,053)
Class Y	(111,238,434)	(39,150,105)	(111,284,265)
Admin Class	(3,581,152)	(1,369,684)	(778,851)

Total distributions	(194,915,001)	(70,802,849)	(196,640,175)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(31,559,822)	(126,167,759)	(534,159,760)

Net increase (decrease) in net assets	245,727,358	(230,306,552)	(716,004,172)
NET ASSETS
Beginning of the year	5,328,268,739	5,558,575,291	6,274,579,463

End of the year	$5,573,996,097	$5,328,268,739	$5,558,575,291

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	Multi-Asset Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$3,604,561	$5,207,147
Net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(1,365,454)	(1,541,137)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	13,598,837	(16,770,929)

Net increase (decrease) in net assets resulting from operations	15,837,944	(13,104,919)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Accumulated earnings
Class A	(1,407,776)	(3,689,139)
Class C	(591,756)	(1,796,319)
Class N	(2,159)	(2,353)
Class Y	(1,679,151)	(3,691,567)
Paid-in capital
Class A	(72,102)	—
Class C	(28,844)	—
Class N	(532)	—
Class Y	(109,510)	—

Total distributions	(3,891,830)	(9,179,378)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(44,926,409)	(2,836,090)

Net decrease in net assets	(32,980,295)	(25,120,387)
NET ASSETS
Beginning of the year	119,420,442	144,540,829

End of the year	$86,440,147	$119,420,442

See accompanying notes to financial statements.

|  62

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$3.99		$4.25		$4.37	$4.23		$3.99	$4.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.05		0.20	0.22		0.20	0.19
Net realized and unrealized gain (loss)	0.27		(0.24)		(0.14)	0.12		0.21	(0.39)

Total from Investment Operations	0.47		(0.19)		0.06	0.34		0.41	(0.20)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.06)		(0.18)	(0.20)		(0.16)	(0.19)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.21)		(0.07)		(0.18)	(0.20)		(0.17)	(0.30)

Net asset value, end of the period	$4.25		$3.99		$4.25	$4.37		$4.23	$3.99

Total return(b)(c)	11.94%		(4.54	)%(d)	1.41%	8.17%		10.66%	(4.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,199		$23,125		$26,175	$34,039		$34,820	$37,870
Net expenses(e)	1.03	%(f)	1.05	%(g)	1.05%	1.09	%(h)	1.10%	1.11	%(i)
Gross expenses	1.18%		1.27	%(g)	1.16%	1.15%		1.14%	1.13%
Net investment income	4.84%		5.13	%(g)	4.73%	5.03%		5.16%	4.41%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(i)	Effective July 1, 2015, the expense limit decreased to 1.10%.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$4.00		$4.27		$4.38	$4.24		$4.00	$4.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.05		0.17	0.18		0.18	0.16
Net realized and unrealized gain (loss)	0.28		(0.26)		(0.13)	0.12		0.20	(0.39)

Total from Investment Operations	0.45		(0.21)		0.04	0.30		0.38	(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.05)		(0.15)	(0.16)		(0.13)	(0.16)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.18)		(0.06)		(0.15)	(0.16)		(0.14)	(0.27)

Net asset value, end of the period	$4.27		$4.00		$4.27	$4.38		$4.24	$4.00

Total return(b)(c)	11.32%		(4.95	)%(d)	0.86%	7.33%		9.81%	(5.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,836		$5,351		$6,248	$11,227		$12,288	$12,609
Net expenses(e)	1.78	%(f)	1.80	%(g)	1.80%	1.84	%(h)	1.85%	1.86	%(i)
Gross expenses	1.93%		2.02	%(g)	1.91%	1.90%		1.89%	1.88%
Net investment income	4.11%		4.38	%(g)	3.99%	4.29%		4.43%	3.68%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(i)	Effective July 1, 2015, the expense limit decreased to 1.85%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$3.99		$4.25		$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.06		0.20	0.19
Net realized and unrealized gain (loss)	0.26		(0.25)		(0.12)	0.18

Total from Investment Operations	0.48		(0.19)		0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.06)		(0.19)	(0.17)
Net realized capital gains	—		(0.01)		—	—

Total Distributions	(0.22)		(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$4.25		$3.99		$4.25	$4.36

Total return(b)	12.28%		(4.47	)%(c)	1.96%	8.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,977		$10,417		$10,338	$1
Net expenses(d)	0.72	%(e)	0.75	%(f)	0.75%	0.75	%(f)(g)
Gross expenses	0.82%		0.89	%(f)	0.79%	31.73	%(f)
Net investment income	5.13%		5.45	%(f)	4.65%	5.19	%(f)
Portfolio turnover rate	48%		17%		55%	46	%(h)

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$3.98		$4.24		$4.36	$4.22		$3.98	$4.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.06		0.21	0.23		0.21	0.20
Net realized and unrealized gain (loss)	0.28		(0.25)		(0.14)	0.12		0.21	(0.39)

Total from Investment Operations	0.49		(0.19)		0.07	0.35		0.42	(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.06)		(0.19)	(0.21)		(0.17)	(0.20)
Net realized capital gains	—		(0.01)		—	—		(0.01)	(0.11)

Total Distributions	(0.22)		(0.07)		(0.19)	(0.21)		(0.18)	(0.31)

Net asset value, end of the period	$4.25		$3.98		$4.24	$4.36		$4.22	$3.98

Total return(b)	12.52%		(4.49	)%(c)	1.68%	8.47%		10.98%	(4.54)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$108,315		$97,585		$127,699	$133,940		$129,169	$116,837
Net expenses(d)	0.77	%(e)	0.80	%(f)	0.80%	0.84	%(g)	0.85%	0.86	%(h)
Gross expenses	0.93%		1.02	%(f)	0.91%	0.90%		0.89%	0.88%
Net investment income	5.07%		5.39	%(f)	4.98%	5.28%		5.43%	4.67%
Portfolio turnover rate	48%		17%		55%	46%		38%	69%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(h)	Effective July 1, 2015, the expense limit decreased to 0.85%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.77		$10.98		$11.30		$11.59		$11.10	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.08		0.30		0.36		0.39	0.40
Net realized and unrealized gain (loss)	0.58		(0.16)		(0.28)		0.05		0.48	(0.95)

Total from Investment Operations	0.93		(0.08)		0.02		0.41		0.87	(0.55)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.08)		(0.21)		(0.26)		(0.23)	(0.34)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.37)		(0.13)		(0.34)		(0.70)		(0.38)	(0.46)

Net asset value, end of the period	$11.33		$10.77		$10.98		$11.30		$11.59	$11.10

Total return(b)	8.78	%(c)	(0.66	)%(c)(d)	0.19	%(c)	3.88%		8.06%	(4.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$772,485		$721,110		$777,391		$902,955		$1,130,260	$1,628,216
Net expenses	0.77	%(e)(f)	0.78	%(e)(g)	0.80	%(e)(h)	0.82	%(i)	0.85%	0.83%
Gross expenses	0.81%		0.82	%(g)	0.82%		0.82%		0.85%	0.83%
Net investment income	3.10%		3.09	%(g)	2.73%		3.23%		3.49%	3.38%
Portfolio turnover rate	44	%(j)	39	%(j)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.65		$10.86		$11.19		$11.48		$11.00	$12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.06		0.22		0.27		0.30	0.31
Net realized and unrealized gain (loss)	0.58		(0.16)		(0.28)		0.06		0.47	(0.94)

Total from Investment Operations	0.84		(0.10)		(0.06)		0.33		0.77	(0.63)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.06)		(0.14)		(0.18)		(0.14)	(0.25)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.29)		(0.11)		(0.27)		(0.62)		(0.29)	(0.37)

Net asset value, end of the period	$11.20		$10.65		$10.86		$11.19		$11.48	$11.00

Total return(b)	7.94	%(c)	(0.86	)%(c)(d)	(0.53	)%(c)	3.12%		7.18%	(5.40)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$204,395		$366,068		$412,788		$689,798		$1,001,522	$1,219,687
Net expenses	1.52	%(e)(f)	1.53	%(e)(g)	1.55	%(e)(h)	1.57	%(i)	1.60%	1.58%
Gross expenses	1.56%		1.57	%(g)	1.57%		1.57%		1.60%	1.58%
Net investment income	2.35%		2.34	%(g)	1.96%		2.49%		2.74%	2.63%
Portfolio turnover rate	44	%(j)	39	%(j)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(i)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.78		$10.98		$11.30		$11.58		$11.11	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.09		0.34		0.39		0.43	0.44
Net realized and unrealized gain (loss)	0.58		(0.15)		(0.28)		0.07		0.47	(0.93)

Total from Investment Operations	0.96		(0.06)		0.06		0.46		0.90	(0.49)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)		(0.09)		(0.25)		(0.30)		(0.28)	(0.39)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.41)		(0.14)		(0.38)		(0.74)		(0.43)	(0.51)

Net asset value, end of the period	$11.33		$10.78		$10.98		$11.30		$11.58	$11.11

Total return	9.11%		(0.58	)%(b)	0.50%		4.34%		8.31%	(4.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,367,172		$1,216,690		$1,251,189		$1,203,169		$47,343	$21,851
Net expenses	0.47	%(c)	0.48	%(d)	0.47	%(e)	0.48	%(f)	0.47%	0.47%
Gross expenses	0.47%		0.48	%(d)	0.47%		0.48%		0.47%	0.47%
Net investment income	3.40%		3.40	%(d)	3.05%		3.51%		3.88%	3.78%
Portfolio turnover rate	44	%(g)	39	%(g)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%. See Note 6 of Notes to Financial Statements.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(g)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.78		$10.99		$11.31		$11.59		$11.11	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.09		0.33		0.39		0.42	0.43
Net realized and unrealized gain (loss)	0.59		(0.16)		(0.28)		0.06		0.47	(0.95)

Total from Investment Operations	0.96		(0.07)		0.05		0.45		0.89	(0.52)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.09)		(0.24)		(0.29)		(0.26)	(0.37)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)	(0.12)

Total Distributions	(0.40)		(0.14)		(0.37)		(0.73)		(0.41)	(0.49)

Net asset value, end of the period	$11.34		$10.78		$10.99		$11.31		$11.59	$11.11

Total return	9.04	%(b)	(0.59	)%(b)(c)	0.43	%(b)	4.24%		8.25%	(4.47)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,118,505		$2,912,537		$3,001,906		$3,453,137		$4,571,167	$6,081,536
Net expenses	0.52	%(d)(e)	0.53	%(d)(f)	0.55	%(d)(g)	0.57	%(h)	0.60%	0.58%
Gross expenses	0.56%		0.57	%(f)	0.57%		0.57%		0.60%	0.58%
Net investment income	3.35%		3.35	%(f)	2.98%		3.48%		3.74%	3.63%
Portfolio turnover rate	44	%(i)	39	%(i)	3%		10%		11%	23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(h)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(i)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$10.75		$10.95		$11.28		$11.56		$11.08		$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.08		0.28		0.34		0.37		0.37
Net realized and unrealized gain (loss)	0.58		(0.15)		(0.28)		0.06		0.47		(0.95)

Total from Investment Operations	0.90		(0.07)		0.00	(b)	0.40		0.84		(0.58)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.08)		(0.20)		(0.24)		(0.21)		(0.31)
Net realized capital gains	(0.01)		(0.05)		(0.13)		(0.44)		(0.15)		(0.12)

Total Distributions	(0.35)		(0.13)		(0.33)		(0.68)		(0.36)		(0.43)

Net asset value, end of the period	$11.30		$10.75		$10.95		$11.28		$11.56		$11.08

Total return	8.43	%(c)	(0.63	)%(c)(d)	(0.07	)%(c)	3.76	%(c)	7.73%		(4.95)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$111,439		$111,864		$115,301		$25,521		$35,294		$37,355
Net expenses	1.02	%(e)(f)	1.03	%(e)(g)	1.02	%(e)(h)(i)	1.02	%(e)(j)(k)	1.07	%(l)	1.08%
Gross expenses	1.06%		1.07	%(g)	1.05	%(h)	1.03	%(j)	1.07	%(l)	1.08%
Net investment income	2.85%		2.85	%(g)	2.56%		3.03%		3.27%		3.14%
Portfolio turnover rate	44	%(m)	39	%(m)	3%		10%		11%		23%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Includes refund of prior year service fee of 0.02%.
(i)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(j)	Includes refund of prior year service fee of 0.05%.
(k)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(l)	Includes refund of prior year service fee of 0.03%.
(m)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class A
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.78	$13.87	$13.24	$12.85		$13.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.48	0.47	0.49		0.32
Net realized and unrealized gain (loss)	1.36	(1.71)	1.15	0.80		(0.58)

Total from Investment Operations	1.78	(1.23)	1.62	1.29		(0.26)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.42)	(0.45)	(0.40)		(0.34)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.45)	(0.86)	(0.99)	(0.90)		(0.34)

Net asset value, end of the period	$13.11	$11.78	$13.87	$13.24		$12.85

Total return(b)(c)	15.39%	(9.24)%	12.41%	10.14%		(1.96)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$28,845	$51,028	$54,754	$57,320		$63,254
Net expenses(d)	0.95%	0.95%	0.95%	0.95%		1.04	%(e)
Gross expenses	1.13%	1.11%	1.13%	1.09%		1.11%
Net investment income	3.37%	3.63%	3.37%	3.70%		2.40%
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class C
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.73	$13.82	$13.18	$12.80		$13.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.38	0.36	0.39		0.24
Net realized and unrealized gain (loss)	1.36	(1.71)	1.16	0.79		(0.60)

Total from Investment Operations	1.69	(1.33)	1.52	1.18		(0.36)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.32)	(0.34)	(0.30)		(0.25)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.02)	—	—	—		—

Total Distributions	(0.36)	(0.76)	(0.88)	(0.80)		(0.25)

Net asset value, end of the period	$13.06	$11.73	$13.82	$13.18		$12.80

Total return(b)(c)	14.59%	(9.96)%	11.70%	9.27%		(2.73)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,738	$24,058	$36,814	$46,351		$47,791
Net expenses(d)	1.70%	1.70%	1.70%	1.70%		1.80	%(e)
Gross expenses	1.88%	1.86%	1.88%	1.84%		1.87%
Net investment income	2.62%	2.83%	2.65%	2.96%		1.78%
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class N
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$11.70	$13.79	$13.16	$12.77		$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.52	0.51	0.53		0.14
Net realized and unrealized gain (loss)	1.37	(1.71)	1.15	0.80		0.10

Total from Investment Operations	1.82	(1.19)	1.66	1.33		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.46)	(0.49)	(0.44)		(0.17)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.49)	(0.90)	(1.03)	(0.94)		(0.17)

Net asset value, end of the period	$13.03	$11.70	$13.79	$13.16		$12.77

Total return(b)	15.86%	(9.02)%	12.83%	10.53%		1.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$198	$32	$35	$1		$1
Net expenses(d)	0.65%	0.65%	0.65%	0.65%		0.65	%(e)
Gross expenses	1.96%	1.35%	1.35%	13.53%		13.66	%(e)
Net investment income	3.57%	3.93%	3.71%	4.02%		3.22	%(e)
Portfolio turnover rate	277%	282%	221%	341	%(f)	93%

*	From commencement of Class operations on August 31, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Multi-Asset Income Fund—Class Y
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of the period	$11.70	$13.80	$13.17	$12.79		$13.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.52	0.49	0.53		0.36
Net realized and unrealized gain (loss)	1.37	(1.73)	1.16	0.78		(0.59)

Total from Investment Operations	1.82	(1.21)	1.65	1.31		(0.23)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.45)	(0.48)	(0.43)		(0.37)
Net realized capital gains	—	(0.44)	(0.54)	(0.50)		—
Paid-in capital	(0.03)	—	—	—		—

Total Distributions	(0.49)	(0.89)	(1.02)	(0.93)		(0.37)

Net asset value, end of the period	$13.03	$11.70	$13.80	$13.17		$12.79

Total return(b)	15.80%	(9.13)%	12.77%	10.38%		(1.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$40,659	$44,303	$52,938	$20,101		$11,272
Net expenses(c)	0.70%	0.70%	0.70%	0.70%		0.80	%(d)
Gross expenses	0.87%	0.86%	0.88%	0.84%		0.86%
Net investment income	3.62%	3.88%	3.53%	4.00%		2.73%
Portfolio turnover rate	277%	282%	221%	341	%(e)	93%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(e)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

75  |

Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Each Fund is a diversified investment company.

On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of High Income Fund and Investment Grade Bond Fund from September 30 to December 31. Accordingly, the Funds’ financial statements and related notes include information as of and for the three month period ended December 31, 2018, and the year ended September 30, 2018.

Each Fund offers Class A, Class C, Class N and Class Y shares. In addition, Investment Grade Bond Fund also offers Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are

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borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If

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there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

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As of December 31, 2019, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$—	—%	$1,646,883	1.1%	$1,241,739	0.8%
Investment Grade Bond Fund	—	—%	163,123,037	2.9%	—	—%
Multi-Asset Income Fund	7,288,259	8.4%	2,084,272	2.4%	—	—%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign

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withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2019, the amount of income available to be distributed has been reduced by the following amount as a result of losses arising from changes in exchange rates:

Multi-Asset Income Fund	$475,027

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

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e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

No futures contracts were held by the Funds during the year ended December 31, 2019.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to

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fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2019.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses,

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taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities, capital gains taxes, distributions in excess of income and/or capital gain, return of capital distributions received, perpetual bond adjustments, distribution re-designations, foreign currency gains and losses, passive foreign investment company adjustments, paydown gains and losses and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to convertible bonds, defaulted and/or non-income producing securities, deferred Trustees’ fees, premium amortization, perpetual bond adjustments and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:				2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,578,533	$—	$—	$7,578,533	$2,342,939	$469,860	$2,812,799
Investment Grade Bond Fund	194,915,001	—	—	194,915,001	44,211,096	26,591,753	70,802,849
Multi-Asset Income Fund	3,680,842	—	210,988	3,891,830	6,314,655	2,864,723	9,179,378

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
Undistributed ordinary income	$47,010	$16,063,355	$—
Undistributed long-term capital gains	—	16,757,612	—

Total undistributed earnings	47,010	32,820,967	—

Capital loss carryforward:
Short-term:
No expiration date	(525,013)	—	(1,585,026)
Long-term:
No expiration date	(4,818,541)	—	(2,918,756)

Total capital loss carryforward	(5,343,554)	—	(4,503,782)

Late-year ordinary and post-October capital loss deferrals*	—	—	(7,746)

Unrealized appreciation (depreciation)	(143,972)	312,514,263	3,924,968

Total accumulated earnings (losses)	$(5,440,516)	$345,335,230	$(586,560)

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring foreign currency losses and losses on contingent payment debt instruments.

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund	Multi-Asset Income Fund
Federal tax cost	$145,213,373	$5,222,405,497	$82,375,380

Gross tax appreciation	$7,355,358	$334,098,218	$4,704,011
Gross tax depreciation	(7,499,330)	(21,584,469)	(779,594)

Net tax appreciation	$(143,972)	$312,513,749	$3,924,417

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

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i.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Collateralized Loan Obligations.  Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

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default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2019, none of the Funds had loaned securities under this agreement.

n.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  Change in Accounting Policy.  The Funds have adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2017-08. Under the new standard, certain debt securities with non-contingent call features purchased at a premium are amortized to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the new standard on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. This change in accounting policy resulted in reclassifications to capital accounts as of the beginning of the period, but had no impact on the net asset value of the Funds.

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p.  New Accounting Pronouncement.  In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst

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other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$2,559,600	$—	(d)	$2,559,600
Non-Agency Commercial Mortgage-Backed Securities	—	1,713,284	325,435	(b)	2,038,719
All Other Non-Convertible Bonds(a)	—	124,733,836	—		124,733,836

Total Non-Convertible Bonds	—	129,006,720	325,435		129,332,155

Convertible Bonds(a)	—	8,474,531	—		8,474,531

Total Bonds and Notes	—	137,481,251	325,435		137,806,686

Senior Loans(a)	—	2,051,248	—		2,051,248
Loan Participations(a)	—	398,373	—		398,373
Preferred Stocks
Food & Beverage	—	2,201,691	—		2,201,691
Midstream	—	—	196,350	(c)	196,350

Total Preferred Stocks	—	2,201,691	196,350		2,398,041

Other Investments(a)	—	—	864,000	(b)	864,000
Common Stocks
Chemicals	—	155,257	—		155,257
Media	418,657	—	—		418,657
Oil, Gas & Consumable Fuels	—	—	52,304	(b)	52,304

Total Common Stocks	418,657	155,257	52,304		626,218

Short-Term Investments	—	924,835	—		924,835

Total	$418,657	$143,212,655	$1,438,089		$145,069,401

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.
(d)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.

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Notes to Financial Statements (continued)

December 31, 2019

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds(a)	$—	$5,232,967,808	$—		$5,232,967,808
Convertible Bonds(a)	—	37,117,915	—		37,117,915
Municipals(a)	—	8,945,265	—		8,945,265

Total Bonds and Notes	—	5,279,030,988	—		5,279,030,988

Collateralized Loan Obligations(a)	—	113,924,322	—		113,924,322
Preferred Stocks
Food & Beverage	—	14,301,982	—		14,301,982
Independent Energy	—	—	721,179	(b)	721,179

Total Preferred Stocks	—	14,301,982	721,179		15,023,161

Short-Term Investments	—	126,940,775	—		126,940,775

Total	$—	$5,534,198,067	$721,179		$5,534,919,246

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

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Notes to Financial Statements (continued)

December 31, 2019

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$5,848	$90,294	$—	$96,142
Auto Components	—	283,599	—	283,599
Banks	1,968,117	3,633,101	—	5,601,218
Beverages	634,916	82,117	—	717,033
Capital Markets	1,011,739	88,913	—	1,100,652
Commercial Services & Supplies	304,105	83,847	—	387,952
Construction & Engineering	55,245	360,197	—	415,442
Diversified Telecommunication Services	867,973	71,874	—	939,847
Electric Utilities	742,345	91,310	—	833,655
Food & Staples Retailing	608,462	69,645	—	678,107
Food Products	526,582	94,562	—	621,144
Household Durables	118,696	10,677	—	129,373
Insurance	903,857	1,134,745	—	2,038,602
IT Services	1,906,962	50,190	—	1,957,152
Leisure Products	—	83,032	—	83,032
Machinery	676,558	73,676	—	750,234
Marine	—	95,189	—	95,189
Multi-Utilities	530,431	92,536	—	622,967
Personal Products	67,539	80,254	—	147,793
Pharmaceuticals	1,876,514	94,251	—	1,970,765
Road & Rail	392,210	77,844	—	470,054
Semiconductors & Semiconductor Equipment	1,252,798	81,720	—	1,334,518
Specialty Retail	663,660	88,740	—	752,400
Tobacco	489,931	183,045	—	672,976
Trading Companies & Distributors	64,589	50,271	—	114,860
Transportation Infrastructure	—	56,105	—	56,105
Wireless Telecommunication Services	—	86,525	—	86,525
All Other Common Stocks(a)	15,055,452	—	—	15,055,452

Total Common Stocks	30,724,529	7,288,259	—	38,012,788

Bonds and Notes(a)	—	33,394,852	—	33,394,852
Exchange-Traded Funds	4,374,100	—	—	4,374,100
Senior Loans(a)	—	2,084,272	—	2,084,272
Preferred Stocks(a)	606,655	—	—	606,655
Short-Term Investments	—	7,827,130	—	7,827,130

Total	$35,705,284	$50,594,513	$—	$86,299,797

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2019:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$574	$—	$55	$122	$—
Home Construction	12	(16,439)	—	16,427	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	9,014	—
Loan Participations
ABS Other	425,679	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Midstream	58,567	—	—	(382,196)	—
Other Investments
Aircraft ABS	865,625	—	—	(1,625)	—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	(122)	(521,755)	574,181

Total	$1,350,457	$(16,439)	$(67)	$(880,013)	$574,181

91  |

Notes to Financial Statements (continued)

December 31, 2019

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(751)	$—	$—	$—		$—
Home Construction	—	—	—	—	(a)	—
Non-Agency Commercial Mortgage-Backed Securities	—	316,421	—	325,435		9,014
Loan Participations
ABS Other	—	—	(425,679)	—		—
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	519,979	—	196,350		(382,196)
Other Investments
Aircraft ABS	—	—	—	864,000		(1,625)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	52,304		(521,755)

Total	$(751)	$836,400	$(425,679)	$1,438,089		$(896,562)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $316,421 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements (continued)

December 31, 2019

A debt security valued at $425,679 was transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Preferred stocks valued at $519,979 were transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$57,551,934	$—	$—	$—	$—
ABS Student Loan	4,259,110	—	—	—	—
Airlines	1,202,015	—	—	—	—
Metals & Mining	845	(8,513)	(1,663,073)	1,670,741	—
Preferred Stocks
Independent Energy	—	—	(94,793)	(1,325,403)	—

Total	$63,013,904	$(8,513)	$(1,757,866)	$345,338	$—

93  |

Notes to Financial Statements (continued)

December 31, 2019

Investment Grade Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$(57,551,934)	$—	$—
ABS Student Loan	—	—	(4,259,110)	—	—
Airlines	—	—	(1,202,015)	—	—
Metals & Mining	—	—	—	—	—
Preferred Stocks
Independent Energy	(91,073)	2,232,448	—	721,179	(1,325,403)

Total	$(91,073)	$2,232,448	$(63,013,059)	$721,179	$(1,325,403)

Debt securities valued at $47,877,340 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities. At December 31, 2019 these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $15,135,719 were transferred from Level 3 to Level 2 during the period ended December 31, 2019. At December 31, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $2,232,448 was transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

|  94

Notes to Financial Statements (continued)

December 31, 2019

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2019, the Funds engaged in forward foreign currency transactions for hedging purposes and to gain investment exposure.

Transactions in derivative instruments for High Income Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(44,094)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$44,094

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(670,701)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$670,701

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(5,147)

95  |

Notes to Financial Statements (continued)

December 31, 2019

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.48%
Highest Notional Amount Outstanding	3.29%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Investment Grade Bond Fund	Forwards
Average Notional Amount Outstanding	0.16%
Highest Notional Amount Outstanding	1.09%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Multi-Asset Income Fund	Forwards
Average Notional Amount Outstanding	0.07%
Highest Notional Amount Outstanding	0.87%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2019	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$3,705,584	$2,989,526	$68,037,667	$63,686,186
Investment Grade Bond Fund	943,732,762	272,410,181	1,963,530,750	2,003,034,970
Multi-Asset Income Fund	43,464,668	44,988,414	243,108,075	287,701,022

|  96

Notes to Financial Statements (continued)

December 31, 2019

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to High Income Fund and Investment Grade Bond Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $15 billion	Over $15 billion
High Income Fund	0.60%	0.60%
Investment Grade Bond Fund	0.40%	0.38%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Multi-Asset Income Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis.

Under the terms of the management agreement, Multi-Asset Income Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%

Natixis Advisors has entered into a subadvisory agreement for the Fund with Loomis Sayles. Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%

Payments to Natixis Advisors are reduced by the amounts of payments to Loomis Sayles, as calculated based on the table above.

97  |

Notes to Financial Statements (continued)

December 31, 2019

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2020 for Multi-Asset Income Fund and are in effect until April 30, 2021 for High Income Fund and Investment Grade Bond Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—%
Investment Grade Bond Fund	0.76%	1.51%	0.46%	0.51%	1.01%
Multi-Asset Income Fund	0.95%	1.70%	0.65%	0.70%	—%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements are as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.05%	1.80%	0.75%	0.80%	—%
Investment Grade Bond Fund	0.78%	1.53%	0.48%	0.53%	1.03%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

|  98

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$881,481	$222,936	$658,545	0.60%	0.45%
Investment Grade Bond Fund	22,174,684	1,562,210	20,612,474	0.40%	0.37%
Multi-Asset Income Fund	595,472	188,849	406,623	0.55%	0.38%

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2020.

No expenses were recovered for any of the Funds during the year ended December 31, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

99  |

Notes to Financial Statements (continued)

December 31, 2019

Under the Admin Class Plan, Investment Grade Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended December 31, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$57,435	$11,672	$—	$35,016	$—
Investment Grade Bond Fund	1,889,585	692,224	288,773	2,076,670	288,773
Multi-Asset Income Fund	100,831	53,347	—	160,042	—

c.   Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next

|  100

Notes to Financial Statements (continued)

December 31, 2019

$30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
High Income Fund	$64,514	$763	$63,751
Investment Grade Bond Fund	2,440,159	28,768	2,411,391
Multi-Asset Income Fund	47,707	600	47,107

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$139,162
Investment Grade Bond Fund	3,460,985
Multi-Asset Income Fund	60,028

101  |

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$1,772
Investment Grade Bond Fund	41,954
Multi-Asset Income Fund	583

Sub-transfer agent fees attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2019 were as follows:

Fund	Commissions
High Income Fund	$2,107
Investment Grade Bond Fund	33,030
Multi-Asset Income Fund	6,160

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

|  102

Notes to Financial Statements (continued)

December 31, 2019

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund and Multi-Asset Income Fund representing 0.11% and 0.53%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Multi-Asset Income Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agent Fees and Expenses
Fund	Class N
High Income Fund	$834
Multi-Asset Income Fund	835

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Notes to Financial Statements (continued)

December 31, 2019

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$27,380	$5,602	$834	$127,381	$—
Investment Grade Bond Fund	653,750	240,470	5,494	2,673,316	99,963
Multi-Asset Income Fund	28,559	14,801	835	31,598	—

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding.

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Notes to Financial Statements (continued)

December 31, 2019

Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	13.46%
Investment Grade Bond Fund	1	19.51%
Multi-Asset Income Fund	1	12.54%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

105  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,181,562	$4,961,757	318,942	$1,321,333
Issued in connection with the reinvestment of distributions	224,427	943,693	84,926	349,137
Redeemed	(1,744,701)	(7,332,092)	(764,361)	(3,151,340)

Net change	(338,712)	$(1,426,642)	(360,493)	$(1,480,870)

Class C
Issued from the sale of shares	104,622	$442,064	42,068	$171,916
Issued in connection with the reinvestment of distributions	40,123	169,298	16,483	68,043
Redeemed	(582,159)	(2,454,372)	(186,823)	(777,538)

Net change	(437,414)	$(1,843,010)	(128,272)	$(537,579)

Class N
Issued from the sale of shares	347,075	$1,464,639	169,687	$691,887
Issued in connection with the reinvestment of distributions	144,891	609,528	43,495	178,710
Redeemed	(290,834)	(1,225,972)	(33,788)	(139,949)

Net change	201,132	$848,195	179,394	$730,648

Class Y
Issued from the sale of shares	5,715,875	$23,998,846	2,504,282	$10,312,064
Issued in connection with the reinvestment of distributions	1,050,566	4,412,148	433,237	1,776,880
Redeemed	(5,779,231)	(24,250,953)	(8,528,009)	(34,312,719)

Net change	987,210	$4,160,041	(5,590,490)	$(22,223,775)

Increase (decrease) from capital share transactions	412,216	$1,738,584	(5,899,861)	$(23,511,576)

(a)	For the period October 1, 2018 through December 31, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2018
High Income Fund	Shares	Amount
Class A
Issued from the sale of shares	1,898,245	$8,166,854
Issued in connection with the reinvestment of distributions	243,140	1,040,786
Redeemed	(3,771,177)	(16,210,208)

Net change	(1,629,792)	$(7,002,568)

Class C
Issued from the sale of shares	122,450	$527,966
Issued in connection with the reinvestment of distributions	61,116	262,711
Redeemed	(1,279,539)	(5,486,771)

Net change	(1,095,973)	$(4,696,094)

Class N
Issued from the sale of shares	2,698,050	$11,518,120
Issued in connection with the reinvestment of distributions	61,394	259,688
Redeemed	(325,438)	(1,383,775)

Net change	2,434,006	$10,394,033

Class Y
Issued from the sale of shares	9,865,696	$42,237,402
Issued in connection with the reinvestment of distributions	1,120,509	4,782,844
Redeemed	(11,587,593)	(49,564,049)

Net change	(601,388)	$(2,543,803)

Increase (decrease) from capital share transactions	(893,147)	$(3,848,432)

107  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,746,077	$242,390,732	6,491,737	$70,239,572
Issued in connection with the reinvestment of distributions	1,759,350	19,703,186	692,485	7,466,489
Redeemed	(22,252,474)	(248,006,281)	(11,048,598)	(119,531,449)

Net change	1,252,953	$14,087,637	(3,864,376)	$(41,825,388)

Class C
Issued from the sale of shares	1,602,835	$17,702,080	945,273	$10,091,858
Issued in connection with the reinvestment of distributions	469,346	5,182,790	284,418	3,032,080
Redeemed	(18,184,031)	(200,209,503)	(4,883,774)	(52,357,128)

Net change	(16,111,850)	$(177,324,633)	(3,654,083)	$(39,233,190)

Class N
Issued from the sale of shares	30,937,052	$345,100,891	7,202,004	$78,146,326
Issued in connection with the reinvestment of distributions	4,168,997	46,698,958	1,542,978	16,637,378
Redeemed	(27,365,168)	(305,705,875)	(9,753,310)	(105,566,599)

Net change	7,740,881	$86,093,974	(1,008,328)	$(10,782,895)

Class Y
Issued from the sale of shares	75,690,305	$842,848,095	26,286,587	$284,802,649
Issued in connection with the reinvestment of distributions	8,703,543	97,536,256	3,150,471	33,984,081
Redeemed	(79,477,156)	(888,490,131)	(32,471,159)	(351,840,854)

Net change	4,916,692	$51,894,220	(3,034,101)	$(33,054,124)

Admin Class
Issued from the sale of shares	1,693,129	$18,816,328	286,732	$3,102,815
Issued in connection with the reinvestment of distributions	297,880	3,326,874	117,845	1,266,981
Redeemed	(2,538,140)	(28,454,222)	(521,944)	(5,641,958)

Net change	(547,131)	$(6,311,020)	(117,367)	$(1,272,162)

Decrease from capital share transactions	(2,748,455)	$(31,559,822)	(11,678,255)	$(126,167,759)

(a)	For the period October 1, 2018 through December 31, 2018.

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Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2018
Investment Grade Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	26,350,729	$290,166,021
Issued in connection with the reinvestment of distributions	1,939,385	21,405,938
Redeemed	(37,379,900)	(411,498,034)

Net change	(9,089,786)	$(99,926,075)

Class C
Issued from the sale of shares	2,011,124	$22,000,351
Issued in connection with the reinvestment of distributions	1,080,461	11,807,321
Redeemed	(26,695,866)	(290,792,159)

Net change	(23,604,281)	$(256,984,487)

Class N
Issued from the sale of shares	47,337,549	$520,862,751
Issued in connection with the reinvestment of distributions	3,799,061	41,897,623
Redeemed	(43,651,422)	(478,691,782)

Net change	7,485,188	$84,068,592

Class Y
Issued from the sale of shares	83,609,222	$923,226,055
Issued in connection with the reinvestment of distributions	8,916,183	98,436,771
Redeemed	(124,671,025)	(1,373,103,002)

Net change	(32,145,620)	$(351,440,176)

Admin Class
Issued from the sale of shares	9,244,822	$100,929,159
Issued in connection with the reinvestment of distributions	37,178	408,621
Redeemed	(1,018,175)	(11,215,394)

Net change	8,263,825	$90,122,386

Increase (decrease) from capital share transactions	(49,090,674)	$(534,159,760)

109  |

Notes to Financial Statements (continued)

December 31, 2019

11.  Capital Shares (continued).

	Year Ended December 31, 2019		Year Ended December 31, 2018
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	443,182	$5,566,407	1,636,199	$21,887,217
Issued in connection with the reinvestment of distributions	97,878	1,223,830	246,032	3,167,673
Redeemed	(2,674,820)	(33,490,367)	(1,495,395)	(19,584,653)

Net change	(2,133,760)	$(26,700,130)	386,836	$5,470,237

Class C
Issued from the sale of shares	126,997	$1,590,185	610,774	$8,033,966
Issued in connection with the reinvestment of distributions	34,171	425,455	102,629	1,321,750
Redeemed	(930,886)	(11,679,177)	(1,326,399)	(17,492,118)

Net change	(769,718)	$(9,663,537)	(612,996)	$(8,136,402)

Class N
Issued from the sale of shares	12,277	$154,650	—	$—
Issued in connection with the reinvestment of distributions	196	2,469	184	2,352
Redeemed	(1)	(12)	—	—

Net change	12,472	$157,107	184	$2,352

Class Y
Issued from the sale of shares	1,737,754	$21,459,332	1,950,280	$25,895,828
Issued in connection with the reinvestment of distributions	106,224	1,325,157	213,365	2,746,556
Redeemed	(2,509,023)	(31,504,338)	(2,215,349)	(28,814,661)

Net change	(665,045)	$(8,719,849)	(51,704)	$(172,277)

Decrease from capital share transactions	(3,556,051)	$(44,926,409)	(277,680)	$(2,836,090)

12.  Subsequent Event.  On December 4, 2019, the Board of Trustees approved a plan to liquidate the Multi-Asset Income Fund. Such liquidation took place on February 3, 2020.

|  110

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Multi-Asset Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund (two of the funds constituting Loomis Sayles Funds II), and Loomis Sayles Multi-Asset Income Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated therein, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets
Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund	For the year ended December 31, 2019	For the year ended December 31, 2019, period October 1, 2018 through December 31, 2018, and year ended September 31, 2018
Loomis Sayles Multi-Asset Income Fund	For the year ended December 31, 2019	For the two years ended December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

111  |

Report of Independent Registered Public

Accounting Firm

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  112

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	0.95%
Investment Grade Bond Fund	0.21%
Multi-Asset Income Fund	28.39%

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	2.36%
Investment Grade Bond Fund	0.61%
Multi-Asset Income Fund	29.94%

113  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

|  120

Trustee and Officer Information

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

121  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/18- 12/31/18[3]	1/1/19- 12/31/19	10/1/18- 12/31/18[3]	1/1/19- 12/31/19	10/1/18- 12/31/18[3]	1/1/19- 12/31/19	10/1/18- 12/31/18[3]	1/1/19- 12/31/19
Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund	$77,526	$97,986	$—	$1,025	$8,104	$16,208	$—	$—

1.	Audit-related fees consist of:

2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – Review of Registrant’s tax returns.

3.

Effective November 1, 2018, each Fund’s fiscal year end changed from September 30th to December 31st. Fees paid for the period October 1, 2017 to September 30, 2018 were: Audit—$96,994; Audit-related—$1,054; Tax—$16,048; All other fees—$-.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $8,104 and $17,233, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	10/1/18- 12/31/18[1]	1/1/19- 12/31/19	10/1/18- 12/31/18[1]	1/1/19- 12/31/19	10/1/18- 12/31/18[1]	1/1/19- 12/31/19
Control Affiliates	$—	$—	$—	$—	$—	$—

1.

Effective November 1, 2018, each Fund’s fiscal year end changed from September 30th to December 31st. The information presented is for the period October 1, 2018 to December 31, 2018. No fees were paid for the period from October 1, 2017 to September 30, 2018.

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	10/1/18- 12/31/18[1]	1/1/19- 12/31/19
Control Affiliates	$51,815	$27,252

1.

Effective November 1, 2018, each Fund’s fiscal year end changed from September 30th to December 31st. The information presented is for the period October 1, 2018 to December 31, 2018. Fees paid for the period from October 1, 2017 to September 30, 2018 were $62,411.

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the

Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2020